UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-7123

Advantage Funds, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Michael A. Rosenberg, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	8/31
Date of reporting period:	2/28/2011

ADVANTAGE FUNDS, INC.

-        DREYFUS EMERGING LEADERS FUND

-        DREYFUS INTERNATIONAL VALUE FUND

-        DREYFUS OPPORTUNSTIC MIDCAP VALUE FUND

-        DREYFUS OPPORTUNTISTIC SMALL CAP FUND

-        DREYFUS STRATEGIC VALUE FUND

-        DREYFUS STRUCTURED MIDCAP FUND

-        DREYFUS TECHNOLOGY GROWTH FUND

1

FORM N-CSR

Item 1.      Reports to Stockholders.

2

Dreyfus

Emerging Leaders Fund

SEMIANNUAL REPORT February 28, 2011

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses
With Those of Other Funds
7	Statement of Investments
11	Statement of Assets and Liabilities
12	Statement of Operations
13	Statement of Changes in Net Assets
14	Financial Highlights
15	Notes to Financial Statements
FOR MORE INFORMATION

Back Cover

Dreyfus
Emerging Leaders Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Emerging Leaders Fund, covering the six-month period from September 1, 2010, through February 28, 2011.

Equities have fared quite well during the reporting period, despite recent market volatility stemming from developments in overseas markets.The U.S. stock market has rallied consistently since the fall, when a new round of monetary stimulus and the extension of the 2001 Job Growth and Reconciliation Act federal tax rates improved market confidence and reduced the fears of a recessionary double-dip. Market sectors that tend to be sensitive to macroeconomic changes performed particularly well, while traditionally defensive industry groups generally lagged market averages. Small- and midcap stocks typically gained more value, on average, than their larger-cap counterparts as investors looked forward to better business conditions for growing companies.

We currently expect the U.S. economy to gain a moderate degree of momentum over the remainder of 2011 as the latest unemployment figures and benign inflationary pressures appear favorable to equities over the near term. However, in the wake of recent gains we believe that selectivity will become a more important determinant of investment success. We favor companies with higher growth potential, and we also are optimistic about the prospects of high-quality companies with ample cash reserves capable of generating dividend increases and share buybacks. As always, your financial advisor can help you align your investment portfolio with the opportunities and challenges that 2011 has in store.

For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
March 15, 2011

2

DISCUSSION OF FUND PERFORMANCE

For the period of September 1, 2010, through February 28, 2011, as provided by David A. Daglio, Primary Portfolio Manager

Fund and Market Performance Overview

For the six-month period ended February 28, 2011, Dreyfus Emerging Leaders Fund produced a total return of 42.44%.1 In comparison, the fund’s benchmark, the Russell 2000 Index (the “Index”), achieved a 37.55% total return for the same period.2

Small-cap stocks rallied strongly over the reporting period as the economic recovery gained momentum.The fund’s return was higher than its benchmark, due primarily to the success of our security selection strategy in the consumer discretionary, health care and energy sectors.

The Fund’s Investment Approach

The fund seeks capital growth. Stocks are selected for the fund’s portfolio based primarily on bottom-up fundamental analysis.The fund’s portfolio managers use a disciplined investment process that relies, in general, on proprietary fundamental research and valuation. Generally, elements of the process include analysis of mid-cycle business prospects, estimation of the intrinsic value of the company and the identification of a revaluation trigger. Intrinsic value is based on the combination of the valuation assessment of the company’s operating divisions with the firm’s economic balance sheet. Mid-cycle estimates, growth prospects and competitive advantages are some of the factors used in the valuation assessment.A company’s stated and hidden liabilities and assets are included in the portfolio managers’ economic balance sheet calculation. Sector overweights and underweights are a function of the relative attractiveness of securities within the fund’s investable universe. The fund’s portfolio managers invest in stocks that they believe have attractive reward to risk opportunities and may actively adjust the fund’s portfolio to reflect new developments.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

Economic Confidence Fueled a Market Rally

The reporting period began in the wake of a period of choppy stock market performance stemming from a subpar U.S. economic recovery and a sovereign debt crisis in Europe. However, investor sentiment soon improved dramatically when the Federal Reserve Board announced a new round of quantitative easing of U.S. monetary policy, and investors began to look forward to better business conditions.A more optimistic investment outlook was reinforced by subsequent releases of economic data, which showed improvements in employment and consumer spending, as well as better-than-expected corporate earnings across a number of industry groups.

Later in the fall, the end of uncertainty surrounding U.S. midterm elections and the passage of fiscally stimulative tax legislation lent further support to stock prices. However, the rally was interrupted in February when a wave of political unrest in the Middle East led to sharply higher crude oil prices.

In this generally favorable environment, small-cap stocks produced higher returns, on average, than their mid- and large-cap counterparts.

Security Selection Strategy Boosted Fund Results

The fund achieved particularly strong relative performance in the consumer discretionary sector, which benefited broadly from increased consumer spending. Positions in the automotive industry gained substantial value as car and truck sales rebounded from depressed levels, lifting auto parts suppliers such as Dana Holding and car dealers such as Group 1 Automotive. Media companies also fared well as advertising spending increased, benefiting advertising agency conglomerate Interpublic Group of Cos. and television stations owner Belo Corp.The fund also scored success in the health care sector, where top-ten holding King Pharmaceutical was acquired by Pfizer at a substantial premium to its stock price at the time. Biopharmaceutical developers Pain Therapeutics and Onyx Pharmaceuticals also gained value amid takeover speculation as large drug companies sought to enhance their new-product pipelines.

The fund’s investments in the energy sector were bolstered by oil-and-gas exploration companies SandRidge Energy, Gulfport Energy and Resolute Energy, which benefited from rising commodity prices. The

4

financials sector contributed more modestly to the fund’s outperformance, primarily due to gains among real estate management companies.

Disappointments during the reporting period proved to be relatively mild. Nonetheless, mixed stock selection in the telecommunications sector detracted from relative performance as regional communications services provider PAETEC Holdings sat out the rally that lifted the broader small-cap stock market.

Positioned for More Economic Recovery

Despite headwinds from resurgent oil prices and a moribund housing market, we believe the economic recovery is likely to persist, potentially fueling better-than-expected corporate earnings and an improved U.S. labor market.While valuations of small-cap stocks generally have become more expensive in the wake of the recent rally, we have continued to identify what we believe to be pockets of attractive value across a number of industry groups. Indeed, we have attempted to capitalize on periods of price weakness to increase the fund’s exposure to companies in the economically sensitive consumer discretionary, technology and industrials sectors. In our judgment, these strategies position the fund to participate fully in the small-cap market’s performance as the economy moves to the middle stages of its cycle.

March 15, 2011

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period.

Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Stocks of small- and/or midcap companies often experience sharper price fluctuations than stocks of large-cap companies.

1

Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2

SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Russell 2000 Index is an unmanaged index of small-cap stock performance and is composed of the 2,000 smallest companies in the Russell 3000 Index.The Russell 3000 Index is composed of the 3,000 largest U.S. companies based on total market capitalization. Investors cannot invest directly in any index.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Emerging Leaders Fund from September 1, 2010 to February 28, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended February 28, 2011

Expenses paid per $1,000†	$8.36
Ending value (after expenses)	$1,424.40

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended February 28, 2011

Expenses paid per $1,000†	$6.95
Ending value (after expenses)	$1,017.90

† Expenses are equal to the fund’s annualized expense ratio of 1.39%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS

February 28, 2011 (Unaudited)

Common Stocks—99.5%	Shares	Value ($)
Consumer Discretionary—28.7%
American Axle & Manufacturing Holdings	106,950[a,b]	1,429,921
ArvinMeritor	195,230[a,b]	3,498,522
Belo, Cl. A	276,370[b]	2,202,669
CDI	39,920	594,010
Dana Holding	132,920[a,b]	2,509,530
Dollar Financial	96,060[a,b]	2,054,723
Forrester Research	7,480	270,626
Group 1 Automotive	110,390	4,663,977
Guess?	24,210	1,096,471
Herman Miller	31,110[a]	838,103
ICF International	39,000[b]	884,130
Interpublic Group of Cos.	94,510	1,247,532
Kelly Services, Cl. A	110,200[b]	2,316,404
Liz Claiborne	459,720[a,b]	2,362,961
Meritage Homes	124,000[b]	3,200,440
Office Depot	78,520[b]	416,941
OfficeMax	214,950[a,b]	2,953,413
Saks	231,850[a,b]	2,840,163
SFN Group	68,720[b]	950,398
Steelcase, Cl. A	147,860[a]	1,435,721
Tower International	89,350	1,545,755
TrueBlue	11,380[b]	183,787
Williams-Sonoma	46,470	1,677,102
Wright Express	62,460[a,b]	3,185,460
		44,358,759
Consumer Staples—2.4%
B&G Foods	21,920[a]	328,800
Dole Food	62,060[a,b]	915,385
Nash Finch	60,720[a]	2,451,266
		3,695,451
Energy—7.7%
Cabot Oil & Gas	19,470[a]	889,000
Comstock Resources	114,530[a,b]	3,040,771
Gulfport Energy	79,650[b]	2,356,843

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)
Energy (continued)
Resolute Energy	87,790[a,b]	1,591,633
SandRidge Energy	370,300[b]	4,002,943
		11,881,190
Financial—10.9%
FBR Capital Markets	220,780[b]	821,302
Jones Lang LaSalle	38,380	3,777,360
optionsXpress Holdings	190,480	3,087,681
Popular	243,670[b]	791,928
Portfolio Recovery Associates	25,650[a,b]	2,137,928
PrivateBancorp	145,180	2,078,978
SPX	10,760[a]	858,218
Starwood Property Trust	85,670[a,c]	2,003,821
TradeStation Group	193,820[b]	1,304,409
		16,861,625
Health Care—7.6%
Align Technology	165,270[a,b]	3,445,879
Durect	141,630[b]	458,881
Emergent BioSolutions	144,080[b]	3,031,443
Hanger Orthopedic Group	98,180[b]	2,641,042
Merit Medical Systems	49,480[b]	845,118
Onyx Pharmaceuticals	36,340[b]	1,280,622
		11,702,985
Industrial—15.8%
Altra Holdings	51,050[a,b]	1,104,211
Columbus McKinnon	108,920[b]	1,881,048
Con-way	49,390[a]	1,608,138
FreightCar America	8,740[a]	245,769
Granite Construction	79,180[a]	2,256,630
Griffon	66,400[b]	800,784
Hubbell, Cl. B	12,610	851,301
Kaman	48,670[a]	1,551,113
Landstar System	17,590	782,227
Lennox International	70,540	3,421,190
Myers Industries	30,290	306,535
Saia	58,460[b]	881,577
Simpson Manufacturing	106,210	3,072,655

8

Common Stocks (continued)	Shares	Value ($)
Industrial (continued)
Sterling Construction	62,650[a,b]	820,715
Trinity Industries	31,070[a]	967,831
United Continential Holdings	26,010[a,b]	625,280
US Airways Group	61,100[a,b]	526,071
UTi Worldwide	103,120	2,052,088
WESCO International	13,200[b]	768,504
		24,523,667
Information Technology—20.0%
Blue Nile	52,690[a,b]	3,012,814
Cadence Design Systems	63,170[a,b]	628,542
Cypress Semiconductor	63,550[b]	1,332,008
DealerTrack Holdings	207,470[a,b]	4,186,745
Demand Media	36,770[a]	827,325
Encore Wire	72,480	1,700,381
JDS Uniphase	68,270[b]	1,684,221
MICROS Systems	59,070[a,b]	2,814,095
Microsemi	49,900[b]	1,099,297
Omnicell	73,640[b]	989,722
Quest Software	89,790[b]	2,405,474
Rovi	35,730[a,b]	1,980,157
ScanSource	99,460[a,b]	3,633,274
SYKES Enterprises	77,620[b]	1,443,732
Take-Two Interactive Software	50,000[b]	803,500
Vishay Intertechnology	89,580[a,b]	1,563,171
Vishay Precision Group	20,484[b]	339,010
Websense	29,790[a,b]	638,102
		31,081,570
Materials—.5%
Mohawk Industries	13,130[a,b]	762,984
Telecommunications—3.9%
Cbeyond	66,480[a,b]	929,390
General Communication, Cl. A	86,050[b]	1,040,344
GeoEye	72,340[a,b]	3,222,747
PAETEC Holding	212,060[b]	805,828
		5,998,309

The Fund 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares		Value ($)
Utilities—2.0%
Great Plains Energy	83,740	[a]	1,607,808
PNM Resources	108,650	[a]	1,446,131
			3,053,939
Total Common Stocks
(cost $127,721,545)			153,920,479

Other Investment—2.8%
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $4,309,000)	4,309,000	[d]	4,309,000

Investment of Cash Collateral
for Securities Loaned—26.0%
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $40,328,066)	40,328,066	[d]	40,328,066

Total Investments (cost $172,358,611)	128.3%		198,557,545
Liabilities, Less Cash and Receivables	(28.3%)		(43,788,228)
Net Assets	100.0%		154,769,317

a	Security, or portion thereof, on loan.At February 28, 2011, the value of the fund’s securities on loan was $39,368,736 and the value of the collateral held by the fund was $40,328,066.
b	Non-income producing security.
c	Investment in real estate investment trust.
d	Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Money Market Investments	28.8	Health Care	7.6
Consumer Discretionary	28.7	Telecommunications	3.9
Information Technology	20.0	Consumer Staples	2.4
Industrial	15.8	Utilities	2.0
Financial	10.9	Materials	.5
Energy	7.7		128.3

† Based on net assets.
See notes to financial statements.

10

STATEMENT OF ASSETS AND LIABILITIES

February 28, 2011 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $39,368,736)—Note 1(b):
Unaffiliated issuers	127,721,545	153,920,479
Affiliated issuers	44,637,066	44,637,066
Cash		138,711
Receivable for investment securities sold		13,256,617
Receivable for shares of Common Stock subscribed		99,849
Dividends and interest receivable		47,195
Prepaid expenses		2,748
		212,102,665
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		170,137
Liability for securities on loan—Note 1(b)		40,328,066
Payable for shares of Common Stock redeemed		13,886,436
Payable for investment securities purchased		2,871,827
Accrued expenses		76,882
		57,333,348
Net Assets ($)		154,769,317
Composition of Net Assets ($):
Paid-in capital		177,648,025
Accumulated undistributed investment income—net		8,217
Accumulated net realized gain (loss) on investments		(49,085,859)
Accumulated net unrealized appreciation
(depreciation) on investments		26,198,934
Net Assets ($)		154,769,317
Shares Outstanding
(100 million shares of $.001 par value Common Stock authorized)		7,050,297
Net Asset Value, offering and redemption price per share ($)		21.95

See notes to financial statements.

The Fund 11

STATEMENT OF OPERATIONS
Six Months Ended February 28, 2011 (Unaudited)

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	1,010,780
Affiliated issuers	1,518
Income from securities lending—Note 1(b)	34,397
Total Income	1,046,695
Expenses:
Management fee—Note 3(a)	687,803
Shareholder servicing costs—Note 3(b)	308,637
Professional fees	22,572
Registration fees	13,087
Prospectus and shareholders’ reports	11,338
Custodian fees—Note 3(b)	9,097
Directors’ fees and expenses—Note 3(c)	4,017
Miscellaneous	3,337
Total Expenses	1,059,888
Less—reduction in fees due to earnings credits—Note 3(b)	(449)
Net Expenses	1,059,439
Investment (Loss)—Net	(12,744)
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	16,335,249
Net unrealized appreciation (depreciation) on investments	35,603,475
Net Realized and Unrealized Gain (Loss) on Investments	51,938,724
Net Increase in Net Assets Resulting from Operations	51,925,980

See notes to financial statements.

12

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	February 28, 2011	Year Ended
	(Unaudited)	August 31, 2010
Operations ($):
Investment (loss)—net	(12,744)	(77,479)
Net realized gain (loss) on investments	16,335,249	4,443,160
Net unrealized appreciation
(depreciation) on investments	35,603,475	2,996,662
Net Increase (Decrease) in Net Assets
Resulting from Operations	51,925,980	7,362,343
Dividends to Shareholders from ($):
Investment income—net	—	(289,551)
Capital Stock Transactions ($):
Net proceeds from shares sold	4,550,101	6,198,985
Dividends reinvested	—	285,155
Cost of shares redeemed	(26,436,575)	(25,781,361)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(21,886,474)	(19,297,221)
Total Increase (Decrease) in Net Assets	30,039,506	(12,224,429)
Net Assets ($):
Beginning of Period	124,729,811	136,954,240
End of Period	154,769,317	124,729,811
Undistributed investment income—net	8,217	20,961
Capital Share Transactions (Shares):
Shares sold	229,283	375,478
Shares issued for dividends reinvested	—	17,583
Shares redeemed	(1,272,454)	(1,578,660)
Net Increase (Decrease) in Shares Outstanding	(1,043,171)	(1,185,599)

See notes to financial statements.

The Fund 13

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

Six Months Ended
February 28, 2011			Year Ended August 31,
	(Unaudited)	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value,
beginning of period	15.41	14.76	24.19	33.88	41.32	46.64
Investment Operations:
Investment income (loss)—net[a]	(.00)[b]	(.01)	.05	.08	.04	(.07)
Net realized and unrealized
gain (loss) on investments	6.54	.69[c]	(7.62)	(4.27)	2.28	1.71
Total from Investment Operations	6.54	.68	(7.57)	(4.19)	2.32	1.64
Distributions:
Dividends from
investment income—net	—	(.03)	(.07)	(.00)[b]	—	—
Dividends from net realized
gain on investments	—	—	(1.79)	(5.50)	(9.76)	(6.96)
Total Distributions	—	(.03)	(1.86)	(5.50)	(9.76)	(6.96)
Net asset value, end of period	21.95	15.41	14.76	24.19	33.88	41.32
Total Return (%)	42.44[d]	4.62	(29.73)	(13.39)	4.68	3.31
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.39[e]	1.45	1.55	1.38	1.33	1.33
Ratio of net expenses
to average net assets	1.39[e]	1.40	1.43	1.37	1.33	1.15
Ratio of net investment income
(loss) to average net assets	(.02)[e]	(.05)	.33	.31	.11	(.15)
Portfolio Turnover Rate	49.45[d]	181.65	54.47	65.98	67.66	65.29
Net Assets, end of period
($ x 1,000)	154,769	124,730	136,954	261,379	446,201	589,889

a	Based on average shares outstanding at each month end.
b	Amount represents less than $.01 per share.
c	Amount includes litigation proceeds received by the fund amounting to $.15 per share for the year ended August 31, 2010.
d	Not annualized.
e	Annualized.

See notes to financial statements.

14

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Emerging Leaders Fund (the “fund”) is a separate diversified series of Advantage Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company that offers thirteen series, including the fund. The fund’s investment objective is to seek capital growth.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of NewYork Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold to the public without a sales charge.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications.The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

The Fund 15

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active

16

markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of February 28, 2011 in valuing the fund’s investments:

The Fund 17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about FairValue Measurements”. The portions of ASU No. 2010-06 which require reporting entities to prepare new disclosures surrounding amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3 have been adopted by the fund. No significant transfers between Level 1 or Level 2 fair value measurements occurred at February 28, 2011. The remaining portion of ASU No. 2010-06 requires reporting entities to make new disclosures about information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements. These new and revised disclosures are required to be implemented for fiscal years beginning after December 15, 2010. Management is currently evaluating the impact that the adoption of this remaining portion of ASU No. 2010-06 may have on the fund’s financial statement disclosures.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all

18

income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended February 28, 2011, The Bank of New York Mellon earned $11,466 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

The fund may invest in shares of certain affiliated investment companies also advised or managed by Dreyfus. Investments in affiliated investment companies for the period ended February 28, 2011 were as follows:

Affiliated Investment Company	Value 8/31/2010	($)	Purchases ($)	Sales ($)	Value 2/28/2011	($)	Net Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	1,597,000		26,675,000	23,963,000	4,309,000		2.8
Dreyfus
Institutional
Cash
Advantage
Fund	10,922,389		82,416,033	53,010,356	40,328,066		26.0
Total	12,519,389		109,091,033	76,973,356	44,637,066		28.8

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

The Fund 19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended February 28, 2011, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the three-year period ended August 31, 2010 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The fund has an unused capital loss carryover of $59,050,704 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to August 31, 2010. If not applied, $10,634,185 of the carryover expires in fiscal 2017 and $48,416,519 expires in fiscal 2018.

The tax character of distributions paid to shareholders during the fiscal year ended August 31, 2010 was as follows: ordinary income $289,551. The tax character of current year distributions, if any, will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended February 28, 2011, the fund did not borrow under the Facilities.

20

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .90% of the value of the fund’s average daily net assets and is payable monthly.The Manager has agreed from September 1, 2009 through March 31, 2011, to waive receipt of its fees and/or assume the expenses of the fund so that the total annual fund operating expenses (excluding shareholder services fees, taxes, brokerage commissions, interest on borrowings and extraordinary expenses) do not exceed 1.15% of the value of the funds average daily net assets. At February 28, 2011, there were no reductions in management fee, pursuant to the undertakings.

(b) Under the Shareholder Services Plan, the fund pays the Distributor at an annual rate of .25% of the value of the fund’s average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended February 28, 2011, the fund was charged $191,056 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended February 28, 2011, the fund was charged $36,963 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash

The Fund 21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended February 28, 2011, the fund was charged $6,442 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations.These fees were partially offset by earnings credits of $449.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended February 28, 2011, the fund was charged $9,097 pursuant to the custody agreement.

During the period ended February 28, 2011, the fund was charged $3,197 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $116,422, Rule 12b-1, shareholder services plan fees $32,340, custodian fees $7,759, Chief Compliance Officer fees $1,433 and transfer agency per account fees $12,183.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended February 28, 2011 amounted to $72,546,735 and $93,086,860, respectively.

22

The provisions of ASC Topic 815 “Derivatives and Hedging” require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements.The fund held no derivatives during the period ended February 28, 2011.

At February 28, 2011, accumulated net unrealized appreciation on investments was $26,198,934, consisting of $28,657,836 gross unrealized appreciation and $2,458,902 gross unrealized depreciation.

At February 28, 2011, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5—Subsequent Event:

On April 7, 2011, the Board of Directors approved the merger of the fund and Dreyfus Opportunistic Small Cap Fund.The merger is subject to the approval of the shareholders of the fund at a meeting to be held on August 11, 2011. If approved, the merger currently is anticipated to occur on or about November 28, 2011. On the date of the merger, which is a tax-free reorganization, the fund would exchange all of its assets at net asset value, subject to liabilities, for an equivalent value of shares of Dreyfus Opportunistic Small Cap Fund. Such shares will be distributed pro rata to shareholders of the fund so that each shareholder receives a number of shares of the Dreyfus Opportunistic Small Cap Fund equal to the aggregate net asset value of the shareholder’s fund shares.

The Fund 23

NOTES

For More Information

Ticker Symbol: DRELX

Telephone 1-800-645-6561

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange
Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on
the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the the most recent 12-month period ended June 30 is available at
http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

© 2011 MBSC Securities Corporation

Dreyfus

International

Value Fund

SEMIANNUAL REPORT February 28, 2011

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
13	Statement of Assets and Liabilities
14	Statement of Operations
15	Statement of Changes in Net Assets
17	Financial Highlights
21	Notes to Financial Statements
FOR MORE INFORMATION
Back Cover

Dreyfus
International Value Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus International Value Fund, covering the six-month period from September 1, 2010, through February 28, 2011.

Equities throughout the world fared quite well over the past six months. International stock markets have rallied broadly since the fall, when new rounds of monetary stimulus from U.S. and foreign central banks gave investors confidence that the global economy was unlikely to slip back into recession. As a result, developed markets in Europe and Japan rebounded strongly from relatively depressed levels, while emerging markets added more moderately to their previous gains. Market sectors that tend to be sensitive to macroeconomic changes performed particularly well as commodity prices climbed and investors looked forward to better business conditions.

We currently expect most developed and emerging markets to adopt less stimulative fiscal and monetary policies over the remainder of 2011 as the global economy reaches the middle stages of its cycle. Moreover, in the wake of recent gains we believe that selectivity will become a more important determinant of investment success in international markets.We favor the core of Europe over more peripheral members of the European Union, and while we expect the emerging markets to grow faster than developed markets, the growth rate in China seems likely to moderate.As always, your financial advisor can help you align your investment portfolio with the opportunities and challenges that 2011 has in store.

For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
March 15, 2011

2

DISCUSSION OF FUND PERFORMANCE

For the period of September 1, 2010, through February 28, 2011, as provided by D. Kirk Henry, Senior Portfolio Manager

Fund and Market Performance Overview

For the six-month period ended February 28, 2011, Dreyfus International Value Fund’s Class A shares produced a total return of 22.18%, Class B shares returned 21.59%, Class C shares returned 21.69% and Class I shares returned 22.42%.1 In comparison, the fund’s benchmark, the Morgan Stanley Capital International Europe, Australasia, Far East Index (the “MSCI EAFE Index”), produced a total return of 23.77% for the same period.2

International stocks rallied strongly as the global economic recovery gathered momentum.The fund’s returns were modestly lower than its benchmark, primarily due to our focus on higher-quality companies at a time when smaller, more speculative stocks fared better.

The Fund’s Investment Approach

The fund seeks long-term capital growth.The fund ordinarily invests most of its assets in securities of foreign companies which Dreyfus considers to be value companies.

The fund’s investment approach is value-oriented and research-driven. In selecting stocks, we attempt to identify potential investments through extensive quantitative and fundamental research. Emphasizing individual stock selection over economic or industry trends, the fund focuses on three key factors: value, or how a stock is valued relative to its intrinsic worth based on traditional value measures; business health, or overall efficiency and profitability as measured by return on assets and return on equity; and business momentum, or the presence of a catalyst (such as corporate restructuring, change in management or spin-off) that will trigger a price increase near term to midterm.

The fund typically sells a stock when it is no longer considered a value company, appears less likely to benefit from the current market and economic environment, shows deteriorating fundamentals or declining momentum, or falls short of our expectations.

Greater Economic Confidence Supported Rallying Markets

The reporting period began in the wake of heightened volatility in international markets, as a sovereign debt crisis in Europe led to austerity

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

budgets that threatened to dampen an already sluggish regional rebound, inflationary pressures in China triggered concerns about a major engine of global growth, and Japan struggled with longstanding deflationary forces. However, it became apparent in September that these economic concerns probably were overblown. By the fall, most European banks had passed a series of “stress tests,” corporate earnings climbed, mergers-and-acquisitions activity intensified, commodity prices rose and major central banks implemented new programs to ease monetary policy. Greater clarity regarding fiscal and tax policies in the United States after the national midterm elections also supported global investor sentiment.

The resulting rally in global equity markets persisted into February when political uprisings in the Middle East sparked a sharp increase in oil and gas prices, which investors worried might threaten the global economic recovery.

Stock Selections Produced Mixed Results

The fund’s performance compared to its benchmark can be attributed mainly to shortfalls in September and October when smaller, more speculative stocks led the early stages of the market rally. Although investor sentiment subsequently shifted to larger, better established companies, improved relative performance was not enough to fully offset earlier weakness compared to the benchmark for the reporting period overall.

Underweighted exposure to German automotive companies proved particularly damaging to the fund’s relative performance, as the fund did not own strong performers BMW andVolkswagen and held a relatively light position in industrial conglomerate Siemens. Conversely, modestly overweighted exposure to Japan detracted from results, as did positions in Japanese health care company Medipal Holdings and industrial firm Tokyo Steel Manufacturing. From an industry group perspective, the fund’s holdings in the industrials and consumer discretionary sectors generally lagged market averages.

The fund achieved better results from underweighted exposure to Spain, which was at the epicenter of Europe’s sovereign debt crisis. In addition, wind turbines maker Gamesa Corp Tecnologica and power utility Iberdrola rebounded sharply from previously depressed levels. In Italy, oil refiner Saras gained value along with commodity prices and the end of certain maintenance-related shutdowns. Cement maker Buzzi Unicem advanced along with the European economic recovery.

Results in the United Kingdom were bolstered by strong stock selections, including mining company Anglo American and oil services

4

provider Wellstream Holdings, the latter of which was sold during the reporting period. In fact, the energy industry group was the fund’s top contributor to performance on a sector basis, as other winners included Royal Dutch Shell, France’s Total and Japan’s INPEX. In the consumer staples sector, the fund benefited from lack of exposure to Nestle, which suffered amid rising input costs. Dairy-oriented food producers fared better, including Danone in France and Parmalat in Italy.

Seeking Value Among Companies with Catalysts for Growth

We have been encouraged by the market rallies in the developed markets, but we recognize that a number of economic headwinds could undermine the global economic recovery.Therefore, we intend to continue to look for companies that exhibit strong value characteristics and have the ability to reduce costs, employ proprietary technologies or provide significant exposure to faster-growing emerging markets. We recently have identified opportunities meeting these criteria in the energy, health care and telecommunications sectors, while fewer stocks have met our criteria in the materials and financials sectors.

March 15, 2011

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period.
Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
The fund’s performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards.These risks are enhanced in emerging market countries.
1	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
Investments in foreign securities involve special risks. Please read the prospectus for further discussion of these risks. The fund’s returns reflect the absorption of certain fund expenses by The
Dreyfus Corporation pursuant to an agreement in effect through January 1, 2012, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.
2	SOURCE: LIPPER INC. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions. The Morgan Stanley Capital International Europe, Australasia, Far
East (MSCI EAFE) Index is an unmanaged index composed of a sample of companies representative of the market structure of European and Pacific Basin countries. The Index does not take into account fees and expenses to which the fund is subject. Investors cannot invest directly in any index.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus International Value Fund from September 1, 2010 to February 28, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended February 28, 2011

	Class A	Class B	Class C	Class I
Expenses paid per $1,000†	$8.37	$12.97	$12.70	$6.29
Ending value (after expenses)	$1,221.80	$1,215.90	$1,216.90	$1,224.20

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended February 28, 2011

	Class A	Class B	Class C	Class I
Expenses paid per $1,000†	$7.60	$11.78	$11.53	$5.71
Ending value (after expenses)	$1,017.26	$1,013.09	$1,013.34	$1,019.14

† Expenses are equal to the fund’s annualized expense ratio of 1.52% for Class A, 2.36% for Class B, 2.31% for
Class C and 1.14% for Class I, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS

February 28, 2011 (Unaudited)

Common Stocks—97.0%	Shares	Value ($)
Australia—5.3%
BlueScope Steel	340,207	720,476
Foster’s Group	353,710	2,059,950
National Australia Bank	130,780	3,435,377
Nufarm	291,982[a]	1,560,733
Primary Health Care	466,236	1,538,027
Qantas Airways	313,270[a]	746,359
QBE Insurance Group	183,450	3,388,195
Toll Holdings	192,460	1,175,723
		14,624,840
Brazil—1.4%
Petroleo Brasileiro, ADR	45,690	1,819,833
Redecard	75,900	980,797
Tele Norte Leste Participacoes, ADR	65,840	1,039,614
		3,840,244
China—2.0%
China Railway Group, Cl. H	1,735,000	1,102,754
Foxconn International Holdings	1,515,000[a]	1,071,861
Guangzhou Automobile Group, Cl. H	1,062,194	1,363,885
Huaneng Power International, Cl. H	488,000	272,573
PetroChina, ADR	12,241	1,668,816
		5,479,889
Finland—1.7%
Nokia	536,310	4,647,734
France—11.5%
Alstom	45,330	2,703,248
Carrefour	61,660	3,027,437
Credit Agricole	98,815	1,734,506
Danone	19,010	1,191,765
EDF	54,380	2,424,985
France Telecom	122,315	2,705,696
Lagardere	13,980	629,106
Sanofi-Aventis	75,150	5,185,190
Societe Generale	53,643	3,771,577
Total	103,790	6,360,657
Vivendi	78,162	2,228,393
		31,962,560

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)
Germany—5.8%
Allianz	18,370	2,646,521
Celesio	39,540	1,093,999
Daimler	18,156[a]	1,279,033
Deutsche Bank	34,920	2,244,602
Deutsche Telekom	134,290	1,805,890
E.ON	112,270	3,683,409
Muenchener Rueckversicherungs	11,530	1,924,425
RWE	20,644	1,393,340
		16,071,219
Hong Kong—3.7%
AIA Group	202,600	590,526
China Dongxiang Group	3,032,000	1,148,485
China Mobile, ADR	23,290	1,100,918
Esprit Holdings	721,664	3,539,749
Hang Seng Bank	192,500	3,069,915
Pacific Basin Shipping	1,632,000	949,276
		10,398,869
India—.6%
Reliance Industries, GDR	42,434[b]	1,807,264
Israel—1.0%
Teva Pharmaceutical Industries, ADR	53,300	2,670,330
Italy—4.0%
Banco Popolare	94,310	329,264
Buzzi Unicem	55,200	780,780
ENI	56,975	1,389,270
Finmeccanica	210,556	2,635,364
Parmalat	145,700	446,353
Saras	1,664,280[a]	4,280,929
Unipol Gruppo Finanziario	1,683,734	1,171,035
		11,032,995
Japan—23.4%
Astellas Pharma	33,100	1,296,809
Bridgestone	50,100	1,025,211
Chuo Mitsui Trust Holdings	434,560	1,848,626

8

Common Stocks (continued)	Shares	Value ($)
Japan (continued)
Coca-Cola West	42,800	787,932
East Japan Railway	38,600	2,684,848
Fujitsu	232,000	1,565,479
INPEX	228	1,591,443
Kao	48,600	1,307,011
KDDI	326	2,112,096
Matsumotokiyoshi Holdings	65,800	1,473,573
Medipal Holdings	219,300	2,080,274
Mitsubishi UFJ Financial Group	822,600	4,555,196
NEC	311,000	855,388
Nintendo	2,970	870,251
Nippon Express	304,000	1,308,086
Nomura Holdings	246,100	1,558,338
Panasonic	152,400	2,051,126
Rengo	144,000	941,752
Ricoh	154,800	2,039,905
Ryohin Keikaku	24,700	1,174,537
Secom	38,600	1,941,678
Sekisui House	131,000	1,353,157
Seven & I Holdings	94,600	2,633,142
Shimachu	50,700	1,163,922
Shimizu	374,000	1,600,147
Shin-Etsu Chemical	48,220	2,767,470
Sumitomo Mitsui Financial Group	101,300	3,820,188
Taiyo Nippon Sanso	189,000	1,681,951
Tokyo Electron	19,500	1,272,905
Tokyo Gas	277,000	1,235,927
Tokyo Steel Manufacturing	257,900	2,868,883
Toyoda Gosei	71,400	1,672,299
Toyota Motor	87,800	4,099,945
Ushio	16,900	346,656
Yamada Denki	27,900	2,124,772
Yamato Holdings	66,400	1,063,309
		64,774,232

The Fund 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)
Netherlands—3.8%
Aegon	217,165[a]	1,668,909
European Aeronautic Defence and Space	45,270[a]	1,309,385
Heineken	26,100	1,345,591
Koninklijke Philips Electronics	62,450	2,038,980
Royal Dutch Shell, Cl. A	115,915	4,169,299
		10,532,164
Norway—.4%
Norsk Hydro	140,408	1,153,310
Russia—.6%
Gazprom, ADR	53,120	1,562,790
Singapore—2.3%
DBS Group Holdings	380,539	4,242,839
United Overseas Bank	148,776	2,112,671
		6,355,510
South Africa—1.2%
MTN Group	52,480	926,362
Murray & Roberts Holdings	224,770	807,074
Standard Bank Group	106,020	1,520,445
		3,253,881
South Korea—1.5%
KB Financial Group, ADR	21,414	1,043,933
Korea Electric Power, ADR	52,994	646,527
Korea Exchange Bank	160,210	1,295,988
KT, ADR	23,980	474,564
SK Telecom, ADR	44,590	784,338
		4,245,350
Spain—1.9%
Banco Bilbao Vizcaya Argentaria	109,420	1,350,801
Gamesa Corp Tecnologica	231,653[a]	2,042,380
Iberdrola	207,805	1,813,197
		5,206,378
Sweden—2.3%
Husqvarna, Cl. B	141,550	1,139,802

10

Common Stocks (continued)	Shares	Value ($)
Sweden (continued)
Investor, Cl. B	85,930	1,976,759
Telefonaktiebolaget LM
Ericsson, Cl. B	242,920	3,125,865
		6,242,426
Switzerland—5.2%
Lonza Group	12,830	1,085,392
Novartis	88,746	4,976,500
Roche Holding	28,270	4,262,864
UBS	205,338[a]	4,077,587
		14,402,343
Taiwan—.4%
United Microelectronics	2,400,720	1,242,851
United Kingdom—17.0%
Anglo American	53,613	2,905,338
BAE Systems	343,861	1,838,539
BP	618,722	4,975,807
Drax Group	189,170	1,214,103
easyJet	166,560[a]	967,994
GlaxoSmithKline	216,445	4,155,502
Home Retail Group	787,937	2,824,399
HSBC Holdings	737,439	8,127,965
Lonmin	42,213	1,259,926
QinetiQ Group	391,090[a]	803,618
Reed Elsevier	122,438	1,093,730
Resolution	704,361	3,311,461
Rexam	267,791	1,588,967
Royal Dutch Shell, Cl. A	58,010	2,085,527
Tesco	489,993	3,219,676
Unilever	138,474	4,106,001
Vodafone Group	876,421	2,483,340
		46,961,893
Total Common Stocks
(cost $261,224,227)		268,469,072

The Fund 11

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Other Investment—2.5%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $6,770,000)	6,770,000[c]	6,770,000

Total Investments (cost $267,994,227)	99.5%	275,239,072
Cash and Receivables (Net)	.5%	1,448,397
Net Assets	100.0%	276,687,469

ADR—American Depository Receipts
GDR—Global Depository Receipts

a	Non-income producing security.
b

Security exempt from registration under Rule 144A of the Securities Act of 1933.This security may be resold in transactions exempt from registration, normally to qualified institutional buyers.At February 28, 2011, this security amounted to $1,807,264 or .7% of net assets.

c	Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Financial	24.1	Materials	6.6
Energy	11.5	Information Technology	6.4
Consumer Discretionary	10.8	Telecommunication Services	4.9
Health Care	10.2	Utilities	4.6
Industrial	10.1	Money Market Investment	2.5
Consumer Staples	7.8		99.5

† Based on net assets.
See notes to financial statements.

12

STATEMENT OF ASSETS AND LIABILITIES

February 28, 2011 (Unaudited)

			Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers			261,224,227	268,469,072
Affiliated issuers			6,770,000	6,770,000
Cash				274,405
Cash denominated in foreign currencies			1,745,161	1,777,554
Dividends and interest receivable				729,461
Receivable for investment securities sold				706,721
Receivable for shares of Common Stock subscribed				295,664
Unrealized appreciation on forward foreign
currency exchange contracts—Note 4				2,119
Prepaid expenses				20,898
				279,045,894
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)				341,646
Payable for investment securities purchased				1,791,198
Payable for shares of Common Stock redeemed				122,218
Accrued expenses				103,363
				2,358,425
Net Assets ($)				276,687,469
Composition of Net Assets ($):
Paid-in capital				355,136,192
Accumulated undistributed investment income—net				305,052
Accumulated net realized gain (loss) on investments				(86,043,258)
Accumulated net unrealized appreciation (depreciation)
on investments and foreign currency transactions				7,289,483
Net Assets ($)				276,687,469

Net Asset Value Per Share
	Class A	Class B	Class C	Class I
Net Assets ($)	127,094,859	1,463,179	15,674,009	132,455,422
Shares Outstanding	10,154,154	118,092	1,268,396	10,617,352
Net Asset Value Per Share ($)	12.52	12.39	12.36	12.48

See notes to financial statements.

The Fund 13

STATEMENT OF OPERATIONS
Six Months Ended February 28, 2011 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $157,730 foreign taxes withheld at source):
Unaffiliated issuers	2,212,536
Affiliated issuers	4,772
Interest	173
Total Income	2,217,481
Expenses:
Management fee—Note 3(a)	1,263,467
Shareholder servicing costs—Note 3(c)	281,305
Custodian fees—Note 3(c)	72,128
Distribution fees—Note 3(b)	65,007
Registration fees	33,471
Professional fees	30,543
Prospectus and shareholders’ reports	6,311
Directors’ fees and expenses—Note 3(d)	5,152
Loan commitment fees—Note 2	1,252
Miscellaneous	15,527
Total Expenses	1,774,163
Less—reduction in fees due to earnings credits—Note 3(c)	(184)
Net Expenses	1,773,979
Investment Income—Net	443,502
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	8,197,545
Net realized gain (loss) on forward foreign currency exchange contracts	(61,119)
Net Realized Gain (Loss)	8,136,426
Net unrealized appreciation (depreciation) on
investments and foreign currency transactions	41,207,955
Net unrealized appreciation (depreciation) on
forward foreign currency exchange contracts	(812)
Net Unrealized Appreciation (Depreciation)	41,207,143
Net Realized and Unrealized Gain (Loss) on Investments	49,343,569
Net Increase in Net Assets Resulting from Operations	49,787,071

See notes to financial statements.

14

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	February 28, 2011	Year Ended
	(Unaudited)	August 31, 2010
Operations ($):
Investment income—net	443,502	3,399,155
Net realized gain (loss) on investments	8,136,426	5,619,024
Net unrealized appreciation
(depreciation) on investments	41,207,143	(20,728,637)
Net Increase (Decrease) in Net Assets
Resulting from Operations	49,787,071	(11,710,458)
Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(1,435,975)	(2,038,164)
Class B Shares	—	(1,623)
Class C Shares	(49,595)	(101,287)
Class I Shares	(1,769,232)	(1,116,415)
Total Dividends	(3,254,802)	(3,257,489)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A Shares	8,460,822	22,461,132
Class B Shares	44,687	80,494
Class C Shares	243,687	1,204,094
Class I Shares	22,526,999	70,574,876
Dividends reinvested:
Class A Shares	1,362,852	1,813,960
Class B Shares	—	1,277
Class C Shares	24,457	49,720
Class I Shares	1,536,803	930,477
Cost of shares redeemed:
Class A Shares	(18,239,454)	(64,561,481)
Class B Shares	(1,247,575)	(3,131,940)
Class C Shares	(2,160,650)	(4,331,776)
Class I Shares	(9,411,655)	(7,831,530)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	3,140,973	17,259,303
Total Increase (Decrease) in Net Assets	49,673,242	2,291,356
Net Assets ($):
Beginning of Period	227,014,227	224,722,871
End of Period	276,687,469	227,014,227
Undistributed investment income—net	305,052	3,116,352

The Fund 15

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Six Months Ended
	February 28, 2011	Year Ended
	(Unaudited)	August 31, 2010
Capital Share Transactions:
Class Aa
Shares sold	709,230	1,975,937
Shares issued for dividends reinvested	119,339	156,773
Shares redeemed	(1,540,029)	(5,713,158)
Net Increase (Decrease) in Shares Outstanding	(711,460)	(3,580,448)
Class Ba
Shares sold	3,881	7,049
Shares issued for dividends reinvested	—	112
Shares redeemed	(108,138)	(285,227)
Net Increase (Decrease) in Shares Outstanding	(104,257)	(278,066)
Class C
Shares sold	20,788	106,222
Shares issued for dividends reinvested	2,166	4,346
Shares redeemed	(187,205)	(395,024)
Net Increase (Decrease) in Shares Outstanding	(164,251)	(284,456)
Class I
Shares sold	1,897,252	6,261,787
Shares issued for dividends reinvested	135,164	80,701
Shares redeemed	(816,056)	(704,712)
Net Increase (Decrease) in Shares Outstanding	1,216,360	5,637,776

a During the period ended February 28, 2011, 33,791 Class B shares representing $394,834 were automatically converted to 33,300 Class A shares and during the period ended August 31, 2010, 110,793 Class B shares representing $1,217,242 were automatically converted to 108,816 Class A shares.

See notes to financial statements.

16

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

Six Months Ended
February 28, 2011			Year Ended August 31,
Class A Shares	(Unaudited)	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value,
beginning of period	10.37	11.02	12.30	20.21	20.91	20.27
Investment Operations:
Investment income—net[a]	.01	.15	.15	.27	.23	.25
Net realized and unrealized
gain (loss) on investments	2.28	(.65)	(1.01)	(2.93)	2.25	3.62
Total from Investment Operations	2.29	(.50)	(.86)	(2.66)	2.48	3.87
Distributions:
Dividends from
investment income—net	(.14)	(.15)	(.42)	(.32)	(.33)	(.24)
Dividends from net realized
gain on investments	—	—	—	(4.93)	(2.85)	(2.99)
Total Distributions	(.14)	(.15)	(.42)	(5.25)	(3.18)	(3.23)
Net asset value, end of period	12.52	10.37	11.02	12.30	20.21	20.91
Total Return (%)[b]	22.18[c]	(4.66)	(5.97)	(18.56)	12.47	21.06
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.52[d]	1.54	1.84	1.57	1.52	1.55
Ratio of net expenses
to average net assets	1.52[d]	1.54	1.84	1.56	1.52	1.55
Ratio of net investment income
to average net assets	.24[d]	1.29	1.66	1.71	1.11	1.23
Portfolio Turnover Rate	32.32[c]	55.35	69.63	46.96	61.70	48.74
Net Assets, end of period
($ x 1,000)	127,095	112,716	159,260	228,308	498,696	657,525

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
c	Not annualized.
d	Annualized.

See notes to financial statements.

The Fund 17

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
February 28, 2011			Year Ended August 31,
Class B Shares	(Unaudited)	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value,
beginning of period	10.19	10.78	11.93	19.72	20.46	19.92
Investment Operations:
Investment income (loss)—net[a]	(.03)	.05	.06	.12	.07	.09
Net realized and unrealized
gain (loss) on investments	2.23	(.64)	(.96)	(2.82)	2.21	3.56
Total from Investment Operations	2.20	(.59)	(.90)	(2.70)	2.28	3.65
Distributions:
Dividends from
investment income—net	—	(.00)[b]	(.25)	(.16)	(.17)	(.12)
Dividends from net realized
gain on investments	—	—	—	(4.93)	(2.85)	(2.99)
Total Distributions	—	(.00)[b]	(.25)	(5.09)	(3.02)	(3.11)
Net asset value, end of period	12.39	10.19	10.78	11.93	19.72	20.46
Total Return (%)[c]	21.59[d]	(5.44)	(6.96)	(19.20)	11.65	20.15
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.36[e]	2.35	2.81	2.40	2.27	2.32
Ratio of net expenses
to average net assets	2.36[e]	2.35	2.81	2.39	2.27	2.32
Ratio of net investment income
(loss) to average net assets	(.54)[e]	.41	.69	.82	.35	.46
Portfolio Turnover Rate	32.32[d]	55.35	69.63	46.96	61.70	48.74
Net Assets, end of period
($ x 1,000)	1,463	2,265	5,395	9,325	20,597	22,865

a	Based on average shares outstanding at each month end.
b	Amount represents less than $.01 per share.
c	Exclusive of sales charge.
d	Not annualized.
e	Annualized.

See notes to financial statements.

18

Six Months Ended
February 28, 2011			Year Ended August 31,
Class C Shares	(Unaudited)	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value,
beginning of period	10.19	10.84	11.98	19.79	20.52	19.97
Investment Operations:
Investment income (loss)—net[a]	(.03)	.06	.08	.14	.08	.10
Net realized and unrealized
gain (loss) on investments	2.24	(.65)	(.96)	(2.85)	2.21	3.56
Total from Investment Operations	2.21	(.59)	(.88)	(2.71)	2.29	3.66
Distributions:
Dividends from
investment income—net	(.04)	(.06)	(.26)	(.17)	(.17)	(.12)
Dividends from net realized
gain on investments	—	—	—	(4.93)	(2.85)	(2.99)
Total Distributions	(.04)	(.06)	(.26)	(5.10)	(3.02)	(3.11)
Net asset value, end of period	12.36	10.19	10.84	11.98	19.79	20.52
Total Return (%)[b]	21.69[c]	(5.49)	(6.71)	(19.16)	11.71	20.14
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.31[d]	2.33	2.63	2.32	2.22	2.26
Ratio of net expenses
to average net assets	2.31[d]	2.33	2.63	2.32	2.22	2.26
Ratio of net investment income
(loss) to average net assets	(.54)[d]	.56	.87	.91	.40	.51
Portfolio Turnover Rate	32.32[c]	55.35	69.63	46.96	61.70	48.74
Net Assets, end of period
($ x 1,000)	15,674	14,604	18,607	30,965	65,715	71,830

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
c	Not annualized.
d	Annualized.

See notes to financial statements.

The Fund 19

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
February 28, 2011			Year Ended August 31,
Class I Shares	(Unaudited)	2010	2009	2008	2007[a]	2006
Per Share Data ($):
Net asset value,
beginning of period	10.36	11.02	12.31	20.27	20.96	20.33
Investment Operations:
Investment income—net[b]	.04	.22	.19	.34	.28	.32
Net realized and unrealized
gain (loss) on investments	2.27	(.68)	(.98)	(2.93)	2.28	3.63
Total from Investment Operations	2.31	(.46)	(.79)	(2.59)	2.56	3.95
Distributions:
Dividends from
investment income—net	(.19)	(.20)	(.50)	(.44)	(.40)	(.33)
Dividends from net realized
gain on investments	—	—	—	(4.93)	(2.85)	(2.99)
Total Distributions	(.19)	(.20)	(.50)	(5.37)	(3.25)	(3.32)
Net asset value, end of period	12.48	10.36	11.02	12.31	20.27	20.96
Total Return (%)	22.42[c]	(4.37)	(5.21)	(18.25)	12.91	21.45
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.14[d]	1.22	1.37	1.21	1.15	1.21
Ratio of net expenses
to average net assets	1.14[d]	1.22	1.36	1.20	1.15	1.21
Ratio of net investment income
to average net assets	.61[d]	1.93	2.09	2.16	1.36	1.58
Portfolio Turnover Rate	32.32[c]	55.35	69.63	46.96	61.70	48.74
Net Assets, end of period
($ x 1,000)	132,455	97,429	41,460	42,444	74,932	81,335

a	Effective June 1, 2007, Class R shares were redesignated as Class I shares.
b	Based on average shares outstanding at each month end.
c	Not annualized.
d	Annualized.

See notes to financial statements.

20

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus International Value Fund (the “fund”) is a separate diversified series of Advantage Funds, Inc. (the “Company”) which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company offering thirteen series, including the fund.The fund’s investment objective is to seek long-term capital growth. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary ofThe Bank of NewYork Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue 500 million shares of $.001 par value Common Stock.The fund currently offers four classes of shares: Class A (200 million shares authorized), Class B (100 million shares authorized), Class C (100 million shares authorized) and Class I (100 million shares authorized). Class A shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. The fund no longer offers Class B shares, except in connection with dividend reinvestment and permitted exchanges of Class B shares. Class C shares are subject to a CDSC on Class C shares redeemed within one year of purchase. Class I shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Fund 21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications.The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators,

22

such as prices of relevant ADRs and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The Fund 23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of February 28, 2011 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Foreign†	268,469,072	—	—	268,469,072
Mutual Funds	6,770,000	—	—	6,770,000
Other Financial
Instruments:
Forward Foreign
Currency Exchange
Contracts††	—	2,119	—	2,119

†   See Statement of Investments for additional detailed categorizations.
†† Amount shown represents unrealized appreciation at period end.

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about FairValue Measurements”. The portions of ASU No. 2010-06 which require reporting entities to prepare new disclosures surrounding amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3 have been adopted by the fund. No significant transfers between Level 1 or Level 2 fair value measurements occurred at February 28, 2011. The remaining portion of ASU No. 2010-06 requires reporting entities to make new disclosures about information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements. These new and revised disclosures are required to be implemented for fiscal years beginning after December 15, 2010. Management is currently evaluating the impact that the adoption of this remaining portion of ASU No. 2010-06 may have on the fund’s financial statement disclosures.

24

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on investments are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

The Fund 25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The fund may invest in shares of certain affiliated investment companies also advised or managed by Dreyfus. Investments in affiliated investment companies for the period ended February 28, 2011 were as follows:

Affiliated Investement Company	Value 8/31/2010	($)	Purchases ($)	Sales ($)	Value 2/28/2011	($)	Net Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	2,425,000		38,550,000	34,205,000	6,770,000		2.5

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended February 28, 2011, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the three-year period ended August 31, 2010 remains subject to examination by the Internal Revenue Service and state taxing authorities.

26

The fund has an unused capital loss carryover of $82,832,343 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to August 31, 2010. If not applied, $41,327,161 of the carryover expires in fiscal 2017 and $41,505,182 expires in fiscal 2018.

The tax character of distributions paid to shareholders during the fiscal year ended August 31, 2010 was as follows: ordinary income $3,257,489. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended February 28, 2011, the fund did not borrow under the Facilities.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of 1% of the value of the fund’s average daily net assets and is payable monthly. Effective March 9, 2011, the Manager has agreed to waive a portion of the fund’s management fee, in the amount of .10% of the value of the fund’s average daily net assets until January 1, 2012.

The Fund 27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

During the period ended February 28, 2011, the Distributor retained $2,156 from commissions earned on sales of the fund’s Class A shares and $2,645 and $707 from CDSCs on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .75% of the value of the average daily net assets of Class B and Class C shares. During the period ended February 28, 2011, Class B and Class C shares were charged $7,237 and $57,770, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended February 28, 2011, Class A, Class B and Class C shares were charged $153,158, $2,412 and $19,257, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended February 28, 2011, the fund was charged $22,063 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash man-

28

agement fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended February 28, 2011, the fund was charged $2,645 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations.These fees were partially offset by earnings credits of $184.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended February 28, 2011, the fund was charged $72,128 pursuant to the custody agreement.

During the period ended February 28, 2011, the fund was charged $3,197 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $210,444, Rule 12b-1 distribution plan fees $9,907, shareholder services plan fees $27,779, custodian fees $85,683, chief compliance officer fees $1,433 and transfer agency per account fees $6,400.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(e) A 2% redemption fee is charged and retained by the fund on certain shares redeemed within sixty days following the date of issuance subject to exceptions, including redemptions made through the use of the fund’s exchange privilege. During the period ended February 28, 2011, redemption fees charged and retained by the fund amounted to $42. Effective December 15, 2010, the fund will no longer assess a redemption fee on shares that are redeemed or exchanged.

The Fund 29

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward contracts, during the period ended February 28, 2011 amounted to $78,940,625 and $81,331,937, respectively.

The provisions of ASC Topic 815 “Derivatives and Hedging” require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives, which are accounted for as “hedges” and those that do not qualify for hedge accounting. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of Operations, they do not qualify for such accounting. Accordingly, even though a fund’s investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of this disclosure.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract decreases between those dates.With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract increases between those dates. Any realized gain or loss which occurred during the period is reflected in the Statement of Operations.The fund is exposed to foreign currency

30

risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is typically limited to the unrealized gain on each open contract.The following summarizes open forward contracts at February 28, 2011:

Forward Foreign Currency Exchange Contracts	Foreign Currency Amounts	Cost ($)	Value ($)	Unrealized Appreciation($)
Purchases:
Australian Dollar,
Expiring 3/1/2011	268,001	272,348	272,866	518
British Pound,
Expiring 3/1/2011	62,673	100,745	101,884	1,139
Euro,
Expiring 3/1/2011	96,903	133,264	133,722	458
Hong Kong Dollar,
Expiring 3/1/2011	620,590	79,681	79,685	4
				2,119

The following summarizes the average market value of derivatives outstanding during the period ended February 28, 2011:

Average Market Value ($)
Forward contracts	1,558,567

At February 28, 2011, accumulated net unrealized appreciation on investments was $7,244,845, consisting of $25,521,676 gross unrealized appreciation and $18,276,831 gross unrealized depreciation.

At February 28, 2011, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

The Fund 31

NOTES

For More Information

Telephone Call your financial representative or 1-800-554-4611

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange
Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on
the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at
http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

© 2011 MBSC Securities Corporation

Dreyfus

Opportunistic

Midcap Value Fund

SEMIANNUAL REPORT February 28, 2011

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses
With Those of Other Funds
7	Statement of Investments
11	Statement of Assets and Liabilities
12	Statement of Operations
13	Statement of Changes in Net Assets
15	Financial Highlights
18	Notes to Financial Statements
FOR MORE INFORMATION

Back Cover

Dreyfus
Opportunistic
Midcap Value Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Opportunistic Midcap Value Fund, covering the six-month period from September 1, 2010, through February 28, 2011.

Equities have fared quite well during the reporting period, despite recent market volatility stemming from developments in overseas markets.The U.S. stock market has rallied consistently since the fall, when a new round of monetary stimulus and the extension of the 2001 Job Growth and Reconciliation Act federal tax rates improved market confidence and reduced the fears of a recessionary double-dip. Market sectors that tend to be sensitive to macroeconomic changes performed particularly well, while traditionally defensive industry groups generally lagged market averages. Small- and midcap stocks typically gained more value, on average, than their larger-cap counterparts as investors looked forward to better business conditions for growing companies.

We currently expect the U.S. economy to gain a moderate degree of momentum over the remainder of 2011 as the latest unemployment figures and benign inflationary pressures appear favorable to equities over the near term. However, in the wake of recent gains we believe that selectivity will become a more important determinant of investment success.We favor companies with higher growth potential, and we also are optimistic about the prospects of high-quality companies with ample cash reserves capable of generating dividend increases and share buybacks. As always, your financial advisor can help you align your investment portfolio with the opportunities and challenges that 2011 has in store.

For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
March 15, 2011

2

DISCUSSION OF FUND PERFORMANCE

For the period from September 1, 2010, through February 28, 2011, as provided by David A. Daglio, Primary Portfolio Manager

Fund and Market Performance Overview

For the six-month period ended February 28, 2011, Dreyfus Opportunistic Midcap Value Fund’s Class A shares produced a total return of 38.57%, Class C shares returned 38.01% and Class I shares returned 38.75%.1 In comparison, the fund’s benchmark, the Russell MidcapValue Index (the “Index”), produced a 29.87% total return for the same period.2

Midcap stocks rallied strongly over the reporting period as the U.S. economic recovery gained momentum and investor sentiment improved dramatically.The fund’s returns were higher than its benchmark, due primarily to the success of our security selection strategy in the consumer discretionary, financials and technology sectors.

As of January 1, 2011, Dreyfus Midcap Value Fund was renamed Dreyfus Opportunistic Midcap Value Fund.

The Fund’s Investment Approach

The fund seeks to surpass the performance of the Index by investing in midcap companies, which we consider as having market capitalizations between $1 billion and $25 billion at the time of purchase.We identify potential investments through extensive fundamental research conducted by the team’s dedicated sector specialists.

When selecting stocks, the fund will focus on individual stock selection, emphasizing three key factors: discount from intrinsic valuation, strong mid-cycle fundamentals and a revaluation catalyst.

We typically sell a stock when we no longer consider it attractively valued, when it appears less likely to benefit from the current market and economic environment, when it shows deteriorating fundamentals or when its performance falls short of our expectations.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

Improved Economic Confidence Fueled a Market Rally

The reporting period began in the wake of a period of choppy stock market performance stemming from a subpar U.S. economic recovery and a sovereign debt crisis in Europe. However, investor sentiment soon improved markedly when the Federal Reserve Board announced a new round of quantitative easing of U.S. monetary policy, and investors began to look forward to better business conditions.A more optimistic investment outlook was reinforced by subsequent releases of economic data, which showed improvements in employment and consumer spending, as well as better-than-expected corporate earnings across a number of industry groups.

Later in the fall, the end of uncertainty surrounding U.S. midterm elections and the passage of fiscally stimulative tax legislation lent further support to the stock market rally. However, the rally was interrupted in February when a wave of political unrest in the Middle East led to sharply higher crude oil prices that investors worried might dampen the economy’s upward momentum.

In this generally favorable environment, midcap stocks produced higher returns, on average, than their large-cap counterparts. However, results from midcap stocks slightly lagged small-cap stocks.

Security Selection Strategy Boosted Fund Results

The fund participated more fully in the midcap stock market’s gains during the reporting period. The fund achieved particularly strong relative performance in the consumer discretionary sector, where midcap stocks benefited broadly from increased consumer spending. Positions in the automotive industry gained substantial value as car and truck sales rebounded from depressed levels, lifting auto parts suppliers such as Dana Holding. Media companies also fared well as the recovering economy and the national midterm elections boosted advertising spending, benefiting advertising agency conglomerates Interpublic Group of Cos. and Omnicom Group.

The fund also scored success in the financials sector, due primarily to gains among real estate management companies such as CB Richard Ellis Group and Jones Lang LaSalle as conditions improved in the commercial leasing market. After lagging in 2010, securities broker TD Ameritrade Holding climbed sharply during the opening months of 2011 when

4

investors gained greater confidence in the stock market. In the industrials sector, aerospace company Textron advanced as concerns eased regarding potential cuts in the U.S. defense budget.

Disappointments during the reporting period proved to be relatively mild. Nonetheless, the energy sector detracted modestly from the fund’s relative performance, due mainly to its exposure to oil-and-gas exploration firms, such as Petrohawk Energy and Forest Oil, that paused during the reporting period after posting strong gains earlier in 2010.

Positioned for More Economic Recovery

Despite headwinds from resurgent oil prices and a moribund housing market, we believe the economic recovery is likely to persist, potentially fueling better-than-expected growth in corporate earnings and an improved U.S. labor market. While valuations of many midcap stocks have become more expensive in the wake of the recent rally, we have continued to identify what we believe to be pockets of attractive value across a number of industry groups. Indeed, we have attempted to capitalize on periods of price weakness to increase the fund’s exposure to companies in the economically sensitive consumer discretionary, technology and industrials sectors. In our judgment, these strategies position the fund to participate fully in the midcap stock market’s performance as the economy moves to the middle stages of its cycle.

March 15, 2011

Please note, any security highlighted with italicized typeface was sold during the reporting period. Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Stocks of small- and/or midcap companies often experience sharper price fluctuations than stocks of large-cap companies.

1

Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2

SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Russell Midcap Value Index is a widely accepted, unmanaged index of medium-cap stock market performance and measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in any index.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Opportunistic MidcapValue Fund from September 1, 2010 to February 28, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended February 28, 2011

	Class A	Class C	Class I
Expenses paid per $1,000†	$6.80	$12.04	$4.97
Ending value (after expenses)	$1,385.70	$1,380.10	$1,387.50

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended February 28, 2011

	Class A	Class C	Class I
Expenses paid per $1,000†	$5.76	$10.19	$4.21
Ending value (after expenses)	$1,019.09	$1,014.68	$1,020.63

† Expenses are equal to the fund’s annualized expense ratio of 1.15% for Class A, 2.04% for Class C and .84%
for Class I, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS

February 28, 2011 (Unaudited)

Common Stocks—99.2%	Shares	Value ($)
Consumer Discretionary—24.9%
Abercrombie & Fitch, Cl. A	637,490	36,572,801
CBS, Cl. B	386,690	9,226,423
D.R. Horton	2,666,620[a]	31,572,781
Dana Holding	1,860,587[a,b]	35,127,883
Guess?	217,130[a]	9,833,818
Interpublic Group of Cos.	1,318,630	17,405,916
Lowe’s	996,410	26,076,050
Mohawk Industries	683,312[a,b]	39,707,260
Newell Rubbermaid	2,540,460[a]	49,132,496
News, Cl. A	1,739,550	30,215,983
Omnicom Group	453,610	23,088,749
Stanley Black & Decker	576,890	43,745,569
Staples	1,017,070	21,663,591
VF	123,850[a]	11,848,730
Viacom, Cl. B	367,360	16,406,298
Williams-Sonoma	483,120	17,435,801
		419,060,149
Consumer Staples—2.1%
Kroger	1,501,500[a]	34,384,350
Energy—6.3%
Baker Hughes	274,760[a]	19,521,698
Cabot Oil & Gas	398,450[a]	18,193,227
Forest Oil	459,210[a,b]	16,297,363
Pioneer Natural Resources	362,040[a]	37,051,174
SandRidge Energy	1,367,420[a,b]	14,781,810
		105,845,272
Financial—12.8%
Capital One Financial	167,800	8,351,406
CB Richard Ellis Group, Cl. A	1,980,322[a,b]	49,587,263
Huntington Bancshares	1,058,770[a]	7,241,987
Jones Lang LaSalle	79,340	7,808,643
Lincoln National	645,590	20,478,115
Och-Ziff Capital Management Group, Cl. A	580,920	9,358,621
Popular	5,026,790[b]	16,337,067
TD Ameritrade Holding	2,485,630[a]	54,186,733

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)
Financial (continued)
Willis Group Holdings	669,720	26,045,411
Zions Bancorporation	662,970[a]	15,486,979
		214,882,225
Health Care—8.4%
CIGNA	532,170	22,388,392
St. Jude Medical	1,098,910	52,615,811
Thermo Fisher Scientific	594,000[b]	33,157,080
Warner Chilcott, Cl. A	1,403,190	33,227,539
		141,388,822
Industrial—20.5%
Avery Dennison	254,877	10,174,690
Con-way	421,110[a]	13,711,342
Herman Miller	341,750[a]	9,206,745
Hubbell, Cl. B	373,790	25,234,563
Ingersoll-Rand	180,800	8,190,240
Kennametal	429,420[a]	16,515,493
L-3 Communications Holdings	427,070	33,862,380
Lennox International	476,450[a]	23,107,825
Masco	1,591,940[a]	21,634,465
Navistar International	207,060[a,b]	12,833,579
Northrop Grumman	115,690	7,714,209
Pall	153,690	8,354,588
Raytheon	155,570	7,966,740
Regal-Beloit	171,610[a]	12,518,950
Robert Half International	994,110[a]	31,712,109
Shaw Group	427,740[a,b]	16,989,833
Simpson Manufacturing	326,870	9,456,349
SPX	149,790[a]	11,947,250
Textron	1,414,214[a]	38,311,057
Trinity Industries	814,600[a]	25,374,790
		344,817,197

8

Common Stocks (continued)	Shares	Value ($)
Information Technology—17.0%
Alliance Data Systems	713,710[a,b]	56,197,525
Broadcom, Cl. A	277,120	11,422,886
Cypress Semiconductor	472,905[a,b]	9,912,089
Electronic Arts	918,980[a,b]	17,276,824
JDS Uniphase	1,024,100[b]	25,264,547
MICROS Systems	579,480[a,b]	27,606,427
Quest Software	1,283,520[a,b]	34,385,500
Rovi	422,000[a,b]	23,387,240
Synopsys	1,329,880[b]	36,864,274
Tyco Electronics	966,670	34,838,787
Vishay Intertechnology	472,367[a,b]	8,242,804
		285,398,903
Materials—1.9%
Crown Holdings	461,940[b]	17,775,451
Sherwin-Williams	176,450[a]	14,490,074
		32,265,525
Telecommunication Services—1.8%
Frontier Communications	3,596,090[a]	30,530,804
Utilities—3.5%
Ameren	531,760[a]	14,868,010
Great Plains Energy	1,759,253[a]	33,777,658
PNM Resources	718,060[a]	9,557,379
		58,203,047
Total Common Stocks
(cost $1,344,266,666)		1,666,776,294

Other Investment—.9%
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $15,751,000)	15,751,000[c]	15,751,000

The Fund 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Investment of Cash Collateral
for Securities Loaned—19.7%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $331,960,592)	331,960,592[c]	331,960,592
Total Investments (cost $1,691,978,258)	119.8%	2,014,487,886
Liabilities, Less Cash and Receivables	(19.8%)	(333,715,224)
Net Assets	100.0%	1,680,772,662

a	Security, or portion thereof, on loan.At February 28, 2011, the value of the fund’s securities on loan was $323,558,069 and the value of the collateral held by the fund was $331,960,592.
b	Non-income producing security.
c	Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Consumer Discretionary	24.9	Energy	6.3
Money Market Investments	20.6	Utilities	3.5
Industrial	20.5	Consumer Staples	2.1
Information Technology	17.0	Materials	1.9
Financial	12.8	Telecommunication Services	1.8
Health Care	8.4		119.8

† Based on net assets.
See notes to financial statements.

10

STATEMENT OF ASSETS AND LIABILITIES

February 28, 2011 (Unaudited)

		Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $323,558,069)—Note 1(b):
Unaffiliated issuers		1,344,266,666	1,666,776,294
Affiliated issuers		347,711,592	347,711,592
Cash			2,733,196
Receivable for investment securities sold			9,814,426
Receivable for shares of Common Stock subscribed			5,209,393
Dividends and interest receivable			1,678,937
Prepaid expenses			73,681
			2,033,997,519
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)			1,337,113
Liability for securities on loan—Note 1(b)			331,960,592
Payable for investment securities purchased			17,909,607
Payable for shares of Common Stock redeemed			1,589,848
Accrued expenses			427,697
			353,224,857
Net Assets ($)			1,680,772,662
Composition of Net Assets ($):
Paid-in capital			1,257,352,684
Accumulated undistributed investment income—net			9,076,738
Accumulated net realized gain (loss) on investments			91,833,612
Accumulated net unrealized appreciation
(depreciation) on investments			322,509,628
Net Assets ($)			1,680,772,662

Net Asset Value Per Share
	Class A	Class C	Class I
Net Assets ($)	1,620,182,144	16,616,234	43,974,284
Shares Outstanding	43,869,337	462,266	1,191,017
Net Asset Value Per Share ($)	36.93	35.95	36.92

See notes to financial statements.

The Fund 11

STATEMENT OF OPERATIONS
Six Months Ended February 28, 2011 (Unaudited)

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	16,849,784
Affiliated issuers	20,497
Income from securities lending—Note 1(b)	67,532
Total Income	16,937,813
Expenses:
Management fee—Note 3(a)	5,139,058
Shareholder servicing costs—Note 3(c)	2,475,941
Custodian fees—Note 3(c)	46,899
Professional fees	38,226
Directors’ fees and expenses—Note 3(d)	36,022
Distribution fees—Note 3(b)	33,119
Registration fees	27,982
Prospectus and shareholders’ reports	27,821
Loan commitment fees—Note 2	17,156
Interest expense—Note 2	2,490
Miscellaneous	17,303
Total Expenses	7,862,017
Less—reduction in fees due to earnings credits—Note 3(c)	(942)
Net Expenses	7,861,075
Investment Income—Net	9,076,738
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	152,204,220
Net unrealized appreciation (depreciation) on investments	268,883,098
Net Realized and Unrealized Gain (Loss) on Investments	421,087,318
Net Increase in Net Assets Resulting from Operations	430,164,056

See notes to financial statements.

12

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	February 28, 2011	Year Ended
	(Unaudited)	August 31, 2010
Operations ($):
Investment income (loss)—net	9,076,738	(238,982)
Net realized gain (loss) on investments	152,204,220	184,674,359
Net unrealized appreciation
(depreciation) on investments	268,883,098	(85,913,761)
Net Increase (Decrease) in Net Assets
Resulting from Operations	430,164,056	98,521,616
Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	—	(2,770,648)
Class C Shares	—	(10,623)
Class I Shares	—	(102,778)
Total Dividends	—	(2,884,049)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A Shares	232,018,919	350,844,684
Class C Shares	9,438,620	5,597,069
Class I Shares	25,940,667	25,437,590
Dividends reinvested:
Class A Shares	—	2,728,543
Class C Shares	—	10,534
Class I Shares	—	85,656
Cost of shares redeemed:
Class A Shares	(100,439,911)	(329,279,606)
Class C Shares	(582,250)	(1,662,435)
Class I Shares	(6,014,521)	(19,041,934)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	160,361,524	34,720,101
Total Increase (Decrease) in Net Assets	590,525,580	130,357,668
Net Assets ($):
Beginning of Period	1,090,247,082	959,889,414
End of Period	1,680,772,662	1,090,247,082
Undistributed investment income—net	9,076,738	—

The Fund 13

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Six Months Ended
	February 28, 2011	Year Ended
	(Unaudited)	August 31, 2010
Capital Share Transactions:
Class A
Shares sold	6,902,319	12,855,086
Shares issued for dividends reinvested	—	104,743
Shares redeemed	(3,114,412)	(12,315,815)
Net Increase (Decrease) in Shares Outstanding	3,787,907	644,014
Class C
Shares sold	279,858	203,460
Shares issued for dividends reinvested	—	408
Shares redeemed	(17,873)	(62,529)
Net Increase (Decrease) in Shares Outstanding	261,985	141,339
Class I
Shares sold	758,453	892,989
Shares issued for dividends reinvested	—	3,214
Shares redeemed	(194,802)	(718,116)
Net Increase (Decrease) in Shares Outstanding	563,651	178,087

See notes to financial statements.

14

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

Six Months Ended
February 28, 2011			Year Ended August 31,
Class A Shares	(Unaudited)	2010	2009	2008[a]	2007	2006
Per Share Data ($):
Net asset value,
beginning of period	26.65	24.03	25.95	33.32	31.62	33.98
Investment Operations:
Investment income (loss)—net[b]	.22	(.01)	.09	.03	.12	(.05)
Net realized and unrealized
gain (loss) on investments	10.06	2.70[c]	(1.98)	(1.68)	4.52	1.07
Total from
Investment Operations	10.28	2.69	(1.89)	(1.65)	4.64	1.02
Distributions:
Dividends from
investment income—net	—	(.07)	(.03)	(.05)	(.06)	—
Dividends from net realized
gain on investments	—	—	—	(5.67)	(2.88)	(3.38)
Total Distributions	—	(.07)	(.03)	(5.72)	(2.94)	(3.38)
Net asset value,
end of period	36.93	26.65	24.03	25.95	33.32	31.62
Total Return (%)[d]	38.57[e]	11.20	(7.22)	(6.59)	14.96	2.97
Ratios/Supplemental
Data (%):
Ratio of total expenses
to average net assets	1.15[f]	1.18	1.23	1.20	1.18	1.18
Ratio of net expenses
to average net assets	1.15[f]	1.18	1.22	1.20	1.18	1.18
Ratio of net investment
income (loss) to
average net assets	1.33[f]	(.02)	.48	.10	.35	(.15)
Portfolio Turnover Rate	52.97[e]	122.17	170.88	144.14	165.55	152.68
Net Assets, end of period
($ x 1,000)	1,620,182	1,068,338	947,716	776,889	1,047,706	1,130,512

a	The fund commenced offering four classes of shares on May 30, 2008 and existing shares were redesignated Class A shares.
b	Based on average shares outstanding at each month end.
c	Amount includes litigation proceeds received by the fund amounting to $.02 per share for the year ended August 31, 2010.
d	Exclusive of sales charge.
e	Not annualized.
f	Annualized.

See notes to financial statements.

The Fund 15

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
February 28, 2011		Year Ended August 31,
Class C Shares	(Unaudited)	2010	2009	2008[a]
Per Share Data ($):
Net asset value, beginning of period	26.05	23.72	25.89	28.17
Investment Operations:
Investment income (loss)—net[b]	.03	(.23)	(.10)	(.05)
Net realized and unrealized
gain (loss) on investments	9.87	2.67[c]	(1.99)	(2.23)
Total from Investment Operations	9.90	2.44	(2.09)	(2.28)
Distributions:
Dividends from investment income—net	—	(.11)	(.08)	—
Net asset value, end of period	35.95	26.05	23.72	25.89
Total Return (%)[d]	38.01[e]	10.29	(7.98)	(8.55)[e]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.04[f]	2.02	1.88	2.07[f]
Ratio of net expenses to average net assets	2.04[f]	2.02	1.88	2.06[f]
Ratio of net investment income
(loss) to average net assets	.19[f]	(.83)	(.48)	(.76)[f]
Portfolio Turnover Rate	52.97[e]	122.17	170.88	144.14
Net Assets, end of period ($ x 1,000)	16,616	5,218	1,398	26

a	From May 30, 2008 (commencement of initial offering) to August 31, 2008.
b	Based on average shares outstanding at each month end.
c	Amount includes litigation proceeds received by the fund amounting to $.02 per share for the year ended August 31, 2010.
[d]	Exclusive of sales charge.
e	Not annualized.
f	Annualized.

See notes to financial statements.

16

Six Months Ended
February 28, 2011		Year Ended August 31,
Class I Shares	(Unaudited)	2010	2009	2008[a]
Per Share Data ($):
Net asset value, beginning of period	26.61	23.98	25.95	28.17
Investment Operations:
Investment income—net[b]	.22	.10	.15	.00[c]
Net realized and unrealized
gain (loss) on investments	10.09	2.69[d]	(2.02)	(2.22)
Total from Investment Operations	10.31	2.79	(1.87)	(2.22)
Distributions:
Dividends from investment income—net	—	(.16)	(.10)	—
Net asset value, end of period	36.92	26.61	23.98	25.95
Total Return (%)	38.75[e]	11.64	(7.05)	(8.37)[e]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.84[f]	.84	.84	1.17[f]
Ratio of net expenses to average net assets	.84[f]	.84	.83	1.16[f]
Ratio of net investment income
to average net assets	1.37[f]	.38	.69	.06[f]
Portfolio Turnover Rate	52.97[e]	122.17	170.88	144.14
Net Assets, end of period ($ x 1,000)	43,974	16,691	10,775	9

a	From May 30, 2008 (commencement of initial offering) to August 31, 2008.
b	Based on average shares outstanding at each month end.
c	Amount represents less than $.01 per share.
d	Amount includes litigation proceeds received by the fund amounting to $.02 per share for the year ended August 31, 2010.
e	Not annualized.
f	Annualized.

See notes to financial statements.

The Fund 17

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Opportunistic Midcap Value Fund (the “fund”) is a separate diversified series of Advantage Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company offering thirteen series, including the fund.The fund’s investment objective seeks to surpass the performance of the Russell Midcap Value Index. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

At a meeting of the Board of Directors held on December 14, 2010, the Board approved, effective January 1, 2011, a proposal to change the name of the fund from “Dreyfus Midcap Value Fund” to “Dreyfus Opportunistic Midcap Value Fund”.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares.The fund is authorized to issue 600 million shares of $.001 par value Common Stock.The fund currently offers three classes of shares: Class A (350 million shares authorized), Class C (125 million shares authorized) and Class I (125 million shares authorized). Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

18

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications.The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using

The Fund 19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

20

The following is a summary of the inputs used as of February 28, 2011 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic†	1,640,730,883	—	—	1,640,730,883
Equity Securities—
Foreign†	26,045,411	—	—	26,045,411
Mutual Funds	347,711,592	—	—	347,711,592
† See Statement of Investments for additional detailed categorizations.

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about FairValue Measurements”. The portions of ASU No. 2010-06 which require reporting entities to prepare new disclosures surrounding amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3 have been adopted by the fund. No significant transfers between Level 1 or Level 2 fair value measurements occurred at February 28, 2011. The remaining portion of ASU No. 2010-06 requires reporting entities to make new disclosures about information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements. These new and revised disclosures are required to be implemented for fiscal years beginning after December 15, 2010. Management is currently evaluating the impact that the adoption of this remaining portion of ASU No. 2010-06 may have on the fund’s financial statement disclosures.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest

The Fund 21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement withThe Bank of NewYork Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, U.S Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended February 28, 2011, The Bank of New York Mellon earned $28,942 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

The fund may invest in shares of certain affiliated investment companies also advised or managed by Dreyfus. Investments in affiliated investment companies for the period ended February 28, 2011 were as follows:

Affiliated
Investment       Value                                                                          Value                  Net
Company         8/31/2010 ($)      Purchases ($)        Sales ($)      2/28/2011 ($)    Assets (%)

Dreyfus
Institutional
Preferred
Plus Money
Market Fund         —                      358,616,000       342,865,000         15,751,000      .9

Dreyfus
Institutional
Cash
Advantage
Fund                76,719,345            646,136,196        390,894,949        331,960,592   19.7
Total               76,719,345         1,004,752,196        733,759,949        347,711,592   20.6

22

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended February 28, 2011, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the three-year period ended August 31, 2010 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The fund has an unused capital loss carryover of $49,882,670 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to August 31, 2010. If not applied, the carryover expires in fiscal 2017.

The tax character of distributions paid to shareholders during the fiscal year ended August 31, 2010 was as follows: ordinary income $2,884,049.The tax character of current year distributions, if any, will be determined at the end of the current fiscal year.

The Fund 23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended February 28, 2011 was approximately $351,900, with a related weighted average annualized interest rate of 1.43%.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.

During the period ended February 28, 2011, the Distributor retained $32,891 from commissions earned on sales of the fund’s Class A shares and $676 from CDSCs on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended February 28, 2011, Class C shares were charged $33,119 pursuant to the Plan.

(c) Under the Shareholder Services Plan (“Shareholder Services Plan”), Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to

24

shareholder accounts, such as answering shareholder inquiries regarding Class A and Class C shares and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended February 28, 2011, Class A and Class C shares were charged $1,670,958 and $11,040, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended February 28, 2011, the fund was charged $73,634 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended February 28, 2011, the fund was charged $13,404 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations.These fees were partially offset by earnings credits of $942.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended February 28, 2011, the fund was charged $46,899 pursuant to the custody agreement.

The Fund 25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

During the period ended February 28, 2011, the fund was charged $3,197 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $952,680, Rule 12b-1 distribution plan fees $8,425, shareholder services plan fees $309,900, custodian fees $40,000, chief compliance officer fees $1,433 and transfer agency per account fees $24,675.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended February 28, 2011, amounted to $868,276,751 and $713,983,767, respectively.

The provisions of ASC Topic 815 “Derivatives and Hedging” require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements.The fund held no derivatives during the period ended February 28, 2011.

At February 28, 2011, accumulated net unrealized appreciation on investments was $332,509,628, consisting of $327,868,098 gross unrealized appreciation and $5,358,470 gross unrealized depreciation.

At February 28, 2011, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

26

NOTES

For More Information

Telephone Call your financial representative or 1-800-554-4611

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange
Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on
the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at
http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

© 2011 MBSC Securities Corporation

Dreyfus

Opportunistic

Small Cap Fund

SEMIANNUAL REPORT February 28, 2011

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses
With Those of Other Funds
7	Statement of Investments
11	Statement of Assets and Liabilities
12	Statement of Operations
13	Statement of Changes in Net Assets
14	Financial Highlights
15	Notes to Financial Statements
FOR MORE INFORMATION

Back Cover

Dreyfus
Opportunistic
Small Cap Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Opportunistic Small Cap Fund, covering the six-month period from September 1, 2010, through February 28, 2011.

Equities have fared quite well during the reporting period, despite recent market volatility stemming from developments in overseas markets.The U.S. stock market has rallied consistently since the fall, when a new round of monetary stimulus and the extension of the 2001 Job Growth and Reconciliation Act federal tax rates improved market confidence and reduced the fears of a recessionary double-dip. Market sectors that tend to be sensitive to macroeconomic changes performed particularly well, while traditionally defensive industry groups generally lagged market averages. Small- and midcap stocks typically gained more value, on average, than their larger-cap counterparts as investors looked forward to better business conditions for growing companies.

We currently expect the U.S. economy to gain a moderate degree of momentum over the remainder of 2011 as the latest unemployment figures and benign inflationary pressures appear favorable to equities over the near term. However, in the wake of recent gains we believe that selectivity will become a more important determinant of investment success.We favor companies with higher growth potential, and we also are optimistic about the prospects of high-quality companies with ample cash reserves capable of generating dividend increases and share buybacks. As always, your financial advisor can help you align your investment portfolio with the opportunities and challenges that 2011 has in store.

For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
March 15, 2011

2

DISCUSSION OF FUND PERFORMANCE

For the period from September 1, 2010, through February 28, 2011, as provided by David A. Daglio, Primary Portfolio Manager

Fund and Market Performance Overview

For the six-month period ended February 28, 2011, Dreyfus Opportunistic Small Cap Fund produced a total return of 42.55%.1 In comparison, the Russell 2000 Index (the “Index”) produced a total return of 37.55%.The Russell 2000 Value Index returned 34.31% for the same reporting period.2

Small-cap stocks rallied strongly over the reporting period as the economic recovery gained momentum.The fund’s return was higher than the Index, due primarily to the success of our security selection strategy in the consumer discretionary, health care and energy sectors.

The Fund’s Investment Approach

The fund seeks capital appreciation. Stocks are selected for the fund’s portfolio based primarily on bottom-up fundamental analysis. The fund’s portfolio manager uses a disciplined investment process that relies, in general, on proprietary fundamental research and valuation. Generally, elements of the process include analysis of mid-cycle business prospects, estimation of the intrinsic value of the company and the identification of a revaluation trigger. Intrinsic value is based on the combination of the valuation assessment of the company’s operating divisions with the firm’s economic balance sheet. Mid-cycle estimates, growth prospects and competitive advantages are some of the factors used in the valuation assessment. A company’s stated and hidden liabilities and assets are included in the portfolio manager’s economic balance sheet calculation. Sector overweights and underweights are a function of the relative attractiveness of securities within the fund’s investable universe. The fund’s portfolio managers invest in stocks that they believe have attractive reward to risk opportunities and may actively adjust the fund’s portfolio to reflect new developments.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

Economic Confidence Fueled a Market Rally

The reporting period began in the wake of a period of choppy stock market performance stemming from a subpar U.S. economic recovery and a sovereign debt crisis in Europe. However, investor sentiment soon improved markedly when the Federal Reserve Board announced a new round of quantitative easing of U.S. monetary policy, and investors began to look forward to better business conditions.A more optimistic investment outlook was reinforced by subsequent releases of economic data, which showed improvements in employment and consumer spending, as well as better-than-expected corporate earnings across a number of industry groups.

Later in the fall, the end of uncertainty surrounding U.S. midterm elections and the passage of fiscally stimulative tax legislation lent further support to the stock market rally. However, the rally was interrupted in February, when a wave of political unrest in the Middle East led to sharply higher crude oil prices.

In this generally favorable environment, small-cap stocks produced higher returns, on average, than their mid- and large-cap counterparts.

Security Selection Strategy Boosted Fund Results

The fund achieved particularly strong relative performance in the consumer discretionary sector, which benefited broadly from increased consumer spending. Positions in the automotive industry gained substantial value as car and truck sales rebounded from depressed levels, lifting auto parts suppliers such as Dana Holding and car dealers such as Group 1 Automotive. Media companies also fared well as advertising spending increased, benefiting advertising agency conglomerate Interpublic Group of Cos. and television stations owner Belo.The fund also scored success in the health care sector, where top-ten holding King Pharmaceutical was acquired by Pfizer at a substantial premium to its stock price at the time. Biopharmaceutical developers Pain Therapeutics and Onyx Pharmaceuticals also gained value amid takeover speculation as large drug companies sought to enhance their new-product pipelines.

The fund’s investments in the energy sector were bolstered by oil-and-gas exploration companies SandRidge Energy, Gulfport Energy and Resolute Energy, which benefited from rising commodity prices. The

4

financials sector contributed more modestly to the fund’s outperformance, due primarily to gains among real estate management companies.

Disappointments during the reporting period proved to be relatively mild. Nonetheless, mixed stock selection in the telecommunications sector detracted from relative performance as regional communications services provider PAETEC Holdings sat out the rally that lifted the broader small-cap stock market.

Positioned for More Economic Recovery

Despite headwinds from resurgent oil prices and a moribund housing market, we believe the economic recovery is likely to persist, potentially fueling better-than-expected corporate earnings and an improved U.S. labor market. While valuations of small-cap stocks have generally become more expensive in the wake of the recent rally, we have continued to identify what we believe to be pockets of attractive value across a number of industry groups. Indeed, we have attempted to capitalize on periods of price weakness to increase the fund’s exposure to companies in the economically sensitive consumer discretionary, technology and industrials sectors. In our judgment, these strategies position the fund to participate fully in the small-cap market’s performance as the economy moves to the middle stages of its cycle.

March 15, 2011

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period.

Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Stocks of small cap companies often experience sharper price fluctuations than stocks of large-cap companies.

1

Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2

SOURCE: LIPPER INC. — Reflects the reinvestment of dividends and, where applicable, capital gain distributions.The Russell 2000 Index is an unmanaged index of small-cap stock performance and is composed of the 2,000 smallest companies in the Russell 3000 Index.The Russell 3000 Index is composed of the 3,000 largest U.S. companies based on total market capitalization.The Russell 2000 Value Index is an unmanaged index, which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in any index.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Opportunistic Small Cap Fund from September 1, 2010 to February 28, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended February 28, 2011

Expenses paid per $1,000†	$6.98
Ending value (after expenses)	$1,425.50

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended February 28, 2011

Expenses paid per $1,000†	$5.81
Ending value (after expenses)	$1,019.04

† Expenses are equal to the fund’s annualized expense ratio of 1.16%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS

February 28, 2011 (Unaudited)

Common Stocks—99.5%	Shares	Value ($)
Consumer Discretionary—20.8%
American Axle & Manufacturing Holdings	581,650[a,b]	7,776,660
Belo, Cl. A	1,504,570[a,b]	11,991,423
Blue Nile	291,600[a,b]	16,673,688
Dana Holding	766,680[a,b]	14,474,918
Group 1 Automotive	605,940[a]	25,600,965
Guess?	133,950[a]	6,066,595
Interpublic Group of Cos.	518,960	6,850,272
Liz Claiborne	2,582,480[a,b]	13,273,947
Meritage Homes	674,830[a,b]	17,417,362
Mohawk Industries	73,050[a,b]	4,244,935
Office Depot	440,770[b]	2,340,489
OfficeMax	1,180,300[a,b]	16,217,322
Saks	1,310,640[a,b]	16,055,340
Tower International	457,736[a]	7,918,833
Williams-Sonoma	257,030	9,276,213
		176,178,962
Consumer Staples—2.3%
B&G Foods	120,340[a]	1,805,100
Dole Food	340,660[a,b]	5,024,735
Nash Finch	311,090[a]	12,558,702
		19,388,537
Energy—7.7%
Cabot Oil & Gas	108,510[a]	4,954,567
Comstock Resources	636,700[a,b]	16,904,385
Gulfport Energy	437,433[a,b]	12,943,642
Resolute Energy	483,800[a,b]	8,771,294
SandRidge Energy	1,993,820[a,b]	21,553,194
		65,127,082
Financial—11.5%
Dollar Financial	494,185[a,b]	10,570,617
FBR Capital Markets	1,165,237[a,b]	4,334,682
Jones Lang LaSalle	211,650	20,830,593
optionsXpress Holdings	980,820[a]	15,899,092
Popular	1,322,730[b]	4,298,872
Portfolio Recovery Associates	146,273[a,b]	12,191,855

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)
Financial (continued)
PrivateBancorp	800,730[a]	11,466,454
Starwood Property Trust	477,770[a,c]	11,175,040
TradeStation Group	1,039,380[a,b]	6,995,027
		97,762,232
Health Care—8.6%
Align Technology	926,460[a,b]	19,316,691
Durect	782,701[a,b]	2,535,951
Emergent BioSolutions	783,476[b]	16,484,335
Hanger Orthopedic Group	538,360[b]	14,481,884
Merit Medical Systems	250,090[b]	4,271,537
Omnicell	384,440[b]	5,166,874
Onyx Pharmaceuticals	297,180[a,b]	10,472,623
		72,729,895
Industrial—27.0%
Altra Holdings	273,090[b]	5,906,937
ArvinMeritor	1,072,080[a,b]	19,211,674
CDI	193,150	2,874,072
Columbus McKinnon	581,870[a,b]	10,048,895
Commercial Vehicle Group	194,510[a,b]	3,065,478
Con-way	271,960[a]	8,855,018
Encore Wire	375,240[a]	8,803,130
FreightCar America	51,630[a]	1,451,836
GeoEye	362,550[a,b]	16,151,602
Granite Construction	400,830[a]	11,423,655
Griffon	368,150[b]	4,439,889
Herman Miller	173,290	4,668,433
Hubbell, Cl. B	69,750	4,708,822
ICF International	249,370[a,b]	5,653,218
Kaman	257,540[a]	8,207,800
Kelly Services, Cl. A	610,790[b]	12,838,806
Landstar System	95,710	4,256,224
Lennox International	395,330[a]	19,173,505
Saia	296,960[a,b]	4,478,157
SFN Group	372,340[a,b]	5,149,462
Simpson Manufacturing	591,720	17,118,460
SPX	59,490[a]	4,744,922

8

Common Stocks (continued)	Shares	Value ($)
Industrial (continued)
Steelcase, Cl. A	811,870[a]	7,883,258
Sterling Construction	305,370[a,b]	4,000,347
SYKES Enterprises	368,880[a,b]	6,861,168
Trinity Industries	172,940[a]	5,387,081
TrueBlue	56,570[b]	913,605
United Continential Holdings	141,290[a,b]	3,396,612
US Airways Group	305,750[a,b]	2,632,508
UTi Worldwide	568,150	11,306,185
WESCO International	72,480[a,b]	4,219,786
		229,830,545
Information Technology—17.8%
Cadence Design Systems	346,910[a,b]	3,451,755
Cypress Semiconductor	344,240[a,b]	7,215,270
DealerTrack Holdings	1,092,032[a,b]	22,037,205
Demand Media	203,300[a]	4,574,250
Forrester Research	34,020	1,230,844
JDS Uniphase	371,300[b]	9,159,971
MICROS Systems	330,390[b]	15,739,780
Microsemi	262,600[b]	5,785,078
Quest Software	493,020[a,b]	13,208,006
Rovi	219,100[a,b]	12,142,522
ScanSource	525,520[a,b]	19,197,246
Take-Two Interactive Software	360,040[a,b]	5,785,843
Vishay Intertechnology	484,500[a,b]	8,454,525
Vishay Precision Group	119,813[a,b]	1,982,905
Websense	145,160[a,b]	3,109,327
Wright Express	348,460[a,b]	17,771,460
		150,845,987
Materials—.2%
Myers Industries	144,900[a]	1,466,388
Telecommunication Services—1.7%
Cbeyond	333,220[a,b]	4,658,416
General Communication, Cl. A	469,293[b]	5,673,752
PAETEC Holding	1,026,202[b]	3,899,568
		14,231,736

The Fund  9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares		Value ($)
Utilities—1.9%
Great Plains Energy	407,864	[a]	7,830,989
PNM Resources	598,333	[a]	7,963,812
			15,794,801
Total Common Stocks
(cost $681,150,426)			843,356,165

Other Investment—1.3%
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $10,691,000)	10,691,000	[d]	10,691,000

Investment of Cash Collateral
for Securities Loaned—24.2%
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $204,708,642)	204,708,642	[d]	204,708,642

Total Investments (cost $896,550,068)	125.0%		1,058,755,807
Liabilities, Less Cash and Receivables	(25.0%)		(211,673,030)
Net Assets	100.0%		847,082,777

a Security, or portion thereof, on loan.At February 28, 2011, the value of the fund’s securities on loan was
$199,978,189 and the value of the collateral held by the fund was $204,708,642.
b Non-income producing security.
c Investment in real estate investment trust.
d Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Industrial	27.0	Energy	7.7
Money Market Investments	25.5	Consumer Staples	2.3
Consumer Discretionary	20.8	Utilities	1.9
Information Technology	17.8	Telecommunication Services	1.7
Financial	11.5	Materials	.2
Health Care	8.6		125.0

† Based on net assets.
See notes to financial statements.

10

STATEMENT OF ASSETS AND LIABILITIES

February 28, 2011 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $199,978,189)—Note 1(b):
Unaffiliated issuers	681,150,426	843,356,165
Affiliated issuers	215,399,642	215,399,642
Cash		1,750,322
Receivable for investment securities sold		7,031,710
Receivable for shares of Common Stock subscribed		1,982,834
Dividends and interest receivable		221,734
Prepaid expenses		34,575
		1,069,776,982
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		706,001
Liability for securities on loan—Note 1(b)		204,708,642
Payable for investment securities purchased		14,509,770
Payable for shares of Common Stock redeemed		2,589,192
Accrued expenses		180,600
		222,694,205
Net Assets ($)		847,082,777
Composition of Net Assets ($):
Paid-in capital		648,491,162
Accumulated undistributed investment income—net		519,706
Accumulated net realized gain (loss) on investments		35,866,170
Accumulated net unrealized appreciation
(depreciation) on investments		162,205,739
Net Assets ($)		847,082,777
Shares Outstanding
(100 million shares of $.001 par value Common Stock authorized)		26,868,641
Net Asset Value, offering and redemption price per share ($)		31.53

See notes to financial statements.

The Fund 11

STATEMENT OF OPERATIONS
Six Months Ended February 28, 2011 (Unaudited)

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	4,294,683
Affiliated issuers	14,581
Income from securities lending—Note 1(b)	134,504
Total Income	4,443,768
Expenses:
Management fee—Note 3(a)	2,496,877
Shareholder servicing costs—Note 3(b)	1,218,457
Registration fees	32,832
Professional fees	29,284
Prospectus and shareholders’ reports	21,962
Custodian fees—Note 3(b)	20,539
Directors’ fees and expenses—Note 3(c)	15,901
Loan commitment fees—Note 2	6,502
Miscellaneous	13,526
Total Expenses	3,855,880
Less—reduction in fees due to earnings credits—Note 3(b)	(1,117)
Net Expenses	3,854,763
Investment Income—Net	589,005
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	49,602,252
Net unrealized appreciation (depreciation) on investments	164,674,074
Net Realized and Unrealized Gain (Loss) on Investments	214,276,326
Net Increase in Net Assets Resulting from Operations	214,865,331

See notes to financial statements.

12

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	February 28, 2011	Year Ended
	(Unaudited)	August 31, 2010
Operations ($):
Investment income (loss)—net	589,005	(632,297)
Net realized gain (loss) on investments	49,602,252	22,602,461
Net unrealized appreciation
(depreciation) on investments	164,674,074	(31,416,536)
Net Increase (Decrease) in Net Assets
Resulting from Operations	214,865,331	(9,446,372)
Dividends to Shareholders from ($):
Investment income—net	(69,299)	—
Net realized gain on investments	(11,365,014)	—
Total Dividends	(11,434,313)	—
Capital Stock Transactions ($):
Net proceeds from shares sold	276,644,986	552,552,976
Dividends reinvested	9,688,846	—
Cost of shares redeemed	(119,621,290)	(265,565,927)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	166,712,542	286,987,049
Total Increase (Decrease) in Net Assets	370,143,560	277,540,677
Net Assets ($):
Beginning of Period	476,939,217	199,398,540
End of Period	847,082,777	476,939,217
Undistributed investment income—net	519,706	—
Capital Share Transactions (Shares):
Shares sold	9,593,430	22,815,238
Shares issued for dividends reinvested	328,682	—
Shares redeemed	(4,262,797)	(11,259,748)
Net Increase (Decrease) in Shares Outstanding	5,659,315	11,555,490

See notes to financial statements.

The Fund 13

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

Six Months Ended
February 28, 2011			Year Ended August 31,
	(Unaudited)	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value,
beginning of period	22.49	20.65	20.20	27.07	23.12	27.31
Investment Operations:
Investment income (loss)—net[a]	.02	(.04)	(.00)[b]	.06	.08	(.11)
Net realized and unrealized
gain (loss) on investments	9.51	1.88	.73	(1.52)	4.90	(1.69)
Total from Investment Operations	9.53	1.84	.73	(1.46)	4.98	(1.80)
Distributions:
Dividends from
investment income—net	(.00)[b]	—	(.16)	(.10)	—	—
Dividends from net realized
gain on investments	(.49)	—	(.12)	(5.31)	(1.03)	(2.39)
Total Distributions	(.49)	—	(.28)	(5.41)	(1.03)	(2.39)
Net asset value, end of period	31.53	22.49	20.65	20.20	27.07	23.12
Total Return (%)	42.55[c]	8.91	4.50	(6.04)	21.83	(7.37)
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.16[d]	1.22	1.38	1.23	1.21	1.19
Ratio of net expenses
to average net assets	1.16[d]	1.22	1.37	1.23	1.21	1.19
Ratio of net investment income
(loss) to average net assets	.18[d]	(.15)	(.00)[e]	.26	.29	(.45)
Portfolio Turnover Rate	53.78[c]	128.47	194.30	175.45	165.75	170.59
Net Assets, end of period
($ x 1,000)	847,083	476,939	199,399	103,181	122,695	136,298

a	Based on average shares outstanding at each month end.
b	Amount represents less than $.01 per share.
c	Not Annualized.
d	Annualized.
e	Amount represents less than .01%.

See notes to financial statements.

14

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Opportunistic Small Cap Fund (the “fund”) is a separate diversified series of Advantage Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company that offers thirteen series, including the fund. The fund’s investment objective is to seek capital appreciation. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold to existing shareholders without a sales charge.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The company enters into contracts that contain a variety of indemni-fications.The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

The Fund 15

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active

16

markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of February 28, 2011 in valuing the fund’s investments:

The Fund 17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”. The portions of ASU No. 2010-06 which require reporting entities to prepare new disclosures surrounding amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3 have been adopted by the fund. No significant transfers between Level 1 or Level 2 fair value measurements occurred at February 28, 2011. The remaining portion of ASU No. 2010-06 requires reporting entities to make new disclosures about information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements.These new and revised disclosures are required to be implemented for fiscal years beginning after December 15, 2010. Management is currently evaluating the impact that the adoption of this remaining portion of ASU No. 2010-06 may have on the fund’s financial statement disclosures.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result

18

of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended February 28, 2011, The Bank of New York Mellon earned $57,645 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

The fund may invest in shares of certain affiliated investment companies also advised or managed by Dreyfus. Investments in affiliated investment companies for the period ended February 28, 2011 were as follows:

Affiliated
Investment                Value                                                                                              Value                          Net
Company                8/31/2010 ($)                Purchases ($)              Sales ($)                  2/28/2011 ($)             Assets (%)

Dreyfus
Institutional
Preferred
Plus Money
Market
Fund                      14,362,000                    237,706,000               241,377,000         10,691,000                       1.3

Dreyfus
Institutional
Cash
Advantage
Fund                       46,431,767                    287,017,187              128,740,312          204,708,642                    24.2
Total                        60,793,767                   524,723,187               370,117,312         215,399,642                    25.5

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

The Fund 19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended February 28, 2011, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the three-year period ended August 31, 2010 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended February 28, 2011, the fund did not borrow under the Facilities.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.

20

(b) Under the Shareholder Services Plan, the fund pays the Distributor at an annual rate of .25% of the value of the fund’s average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended February 28, 2011, the fund was charged $832,292 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended February 28, 2011, the fund was charged $93,851 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended February 28, 2011, the fund was charged $15,951 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations. These fees were partially offset by earnings credits of $1,117.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund.

The Fund 21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

During the period ended February 28, 2011, the fund was charged $20,539 pursuant to the custody agreement.

During the period ended February 28, 2011, the fund was charged $3,197 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $487,123, shareholder services plan fees $162,374, custodian fees $19,000, chief compliance officer fees $1,433 and transfer agency per account fees $36,071.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended February 28, 2011 amounted to $514,519,884 and $348,042,127, respectively.

The provisions of ASC Topic 815 “Derivatives and Hedging” require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements.The fund held no derivatives during the period ended February 28, 2011.

At February 28, 2011, accumulated net unrealized appreciation on investments was $162,205,739, consisting of $168,199,385 gross unrealized appreciation and $5,993,646 gross unrealized depreciation.

At February 28, 2011, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

22

NOTE 5—Subsequent Event:

On April 7, 2011, the Board of Directors approved the merger of the fund and Dreyfus Emerging Leaders Fund (the “Acquired Fund”). The merger is subject to the approval of the shareholders of the Acquired Fund at a meeting to be held on August 11, 2011. If approved, the merger currently is anticipated to occur on or about November 28, 2011. On the date of the merger, which is a tax-free reorganization, the Acquired Fund will exchange all of its assets at net asset value, subject to liabilities, for an equivalent value of shares of the fund.Those shares then will be distributed pro rata to shareholders of the Acquired Fund so that each shareholder receives a number of shares of the fund equal to the aggregate net asset value of the shareholder’s Acquired Fund shares.

The Fund 23

NOTES

Dreyfus

Strategic Value Fund

SEMIANNUAL REPORT February 28, 2011

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses
With Those of Other Funds
7	Statement of Investments
11	Statement of Assets and Liabilities
12	Statement of Operations
13	Statement of Changes in Net Assets
15	Financial Highlights
19	Notes to Financial Statements
FOR MORE INFORMATION

Back Cover

Dreyfus
Strategic Value Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Strategic Value Fund, covering the six-month period from September 1, 2010, through February 28, 2011.

Equities have fared quite well during the reporting period, despite recent market volatility stemming from developments in overseas markets.The U.S. stock market has rallied consistently since the fall, when a new round of monetary stimulus and the extension of the 2001 Job Growth and Reconciliation Act federal tax rates improved market confidence and reduced the fears of a recessionary double-dip. Market sectors that tend to be sensitive to macroeconomic changes performed particularly well, while traditionally defensive industry groups generally lagged market averages. Small- and midcap stocks typically gained more value, on average, than their larger-cap counterparts as investors looked forward to better business conditions for growing companies.

We currently expect the U.S. economy to gain a moderate degree of momentum over the remainder of 2011 as the latest unemployment figures and benign inflationary pressures appear favorable to equities over the near term. However, in the wake of recent gains we believe that selectivity will become a more important determinant of investment success.We favor companies with higher growth potential, and we also are optimistic about the prospects of high-quality companies with ample cash reserves capable of generating dividend increases and share buybacks. As always, your financial advisor can help you align your investment portfolio with the opportunities and challenges that 2011 has in store.

For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
March 15, 2011

2

DISCUSSION OF FUND PERFORMANCE

For the period of September 1, 2010, through February 28, 2011, as provided by Brian Ferguson, Portfolio Manager

Fund and Market Performance Overview

For the six-month period ended February 28, 2011, Dreyfus Strategic Value Fund’s Class A shares produced a total return of 31.15%, Class B shares produced a total return of 30.48%, Class C shares produced a total return of 30.63% and Class I shares produced a total return of 31.31%.1 The fund’s benchmark, the Russell 1000 Value Index, produced a total return of 26.30% for the same period.2

Stocks rallied strongly over the reporting period as the U.S. and global economic recoveries gained momentum. The fund produced higher returns than its benchmark, due to the success of our stock selection strategy in all 10 of the industry groups represented in the Russell 1000 Value Index.

The Fund’s Investment Approach

The fund seeks capital appreciation. We identify potential investments through extensive quantitative and fundamental research.The fund will focus on individual stock selection (a “bottom-up” approach), emphasizing three key factors: value, when quantitative screens track traditional measures, such as price-to-earnings, price-to-book and price-to-sales ratios, and then these ratios are analyzed and compared against the market; sound business fundamentals, when a company’s balance sheet and income data are examined to determine the company’s financial history; and positive business momentum, when a company’s earnings and forecast changes are analyzed and sales and earnings trends are reviewed to determine the compnay’s financial condition or the presence of a catalyst that will trigger a price increase near- to mid-term.

The fund typically sells a stock when we believe there is a more attractive alternative, the stock’s valuation is excessive or there are deteriorating fundamentals, such as a loss of competitive advantage, a failure in management execution or deteriorating capital structure.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

Greater Economic Confidence Fueled a Market Rally

Despite a subpar U.S. economic recovery and a sovereign debt crisis in Europe, investor sentiment improved dramatically soon after the start of the reporting period when the Federal Reserve Board announced a new round of quantitative easing of U.S. monetary policy. This stimulative measure helped convince many investors that the U.S. economy was unlikely to slip back into recession, and they began to look forward to better business conditions for domestic and multinational companies.A more optimistic investment outlook was reinforced by subsequent improvements in employment and consumer spending, as well as increased mergers-and-acquisitions activity and better-than-expected corporate earnings across a number of industry groups.

Later in the fall, the end of uncertainty surrounding U.S. midterm elections and the passage of fiscally stimulative tax legislation lent further support to the stock market rally. However, the rally was interrupted in February when a wave of political unrest in the Middle East led to sharply higher crude oil prices.

Stock Selection Strategy Boosted Fund Results

The fund participated fully in the stock market’s gains over the reporting period. Returns were especially robust in the financials sector, where multiline insurer MetLife climbed after acquiring a non-U.S. insurer, and AON benefited from improved business and investment outlooks. Among banks,Wells Fargo & Co. and SunTrust Banks fared well as lending margins improved.The fund also benefited from lack of exposure to insurance holding company Berkshire Hathaway and underweighted exposure to real estate investment trusts generally, which lagged sector averages.

In the industrials sector, capital goods producers encountered better business conditions in an improving global economy, supporting higher stock prices for heavy equipment maker Caterpillar, engines producer Cummins and industrial conglomerate Dover. Finally, the fund benefited from underweighted exposure to the utilities sector, the only segment of the benchmark that fell short of double-digit returns for the reporting period. Utilities generally did not meet our investment criteria due to their high valuations and low rates of earnings growth. Among individual stocks in other market sectors, energy services provider Schlumberger advanced due to rising demand for a limited

4

supply of oil, and technology firm QUALCOMM benefited from the ongoing shift from personal computers to mobile and tablet devices.

Disappointments during the reporting period proved to be relatively mild.The fund held a handful of lackluster performers in the information technology sector. Chief among them was networking giant Cisco Systems, which has not participated as strongly as other companies in the growing trend toward “cloud computing,” in which businesses store and access data and applications over the Internet. In other areas, the fund did not own integrated energy producer Chevron, which fared well for the benchmark.

Positioned for a More Selective Market Environment

We expect the U.S. economic recovery to persist in 2011. Greater economic and political clarity—including fiscal stimulus from a cut in payroll taxes and extension of Bush-era tax cuts—may help convince business leaders to deploy some of their massive cash reserves for mergers-and-acquisitions, stock buybacks and other productive uses. However, a number of economic headwinds remain, including geopolitical turmoil, rising commodity prices and troubled U.S. housing markets.

We expect investors to become more selective in this environment, favoring companies that can grow consistently in a moderately expanding economy. Therefore, we have maintained overweighted positions among companies that tend to do well in cyclical recoveries.

March 15, 2011

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period.

Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

1

Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, portfolio shares may be worth more or less than their original cost.The fund’s returns reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect through January 1, 2012, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.

2

SOURCE: LIPPER INC. — Reflects the reinvestment of dividends and, where applicable, capital gain distributions. The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in any index.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus StrategicValue Fund from September 1, 2010 to February 28, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended February 28, 2011

	Class A	Class B	Class C	Class I
Expenses paid per $1,000†	$5.62	$11.09	$9.89	$4.19
Ending value (after expenses)	$1,311.50	$1,304.80	$1,306.30	$1,313.10

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended February 28, 2011

	Class A	Class B	Class C	Class I
Expenses paid per $1,000†	$4.91	$9.69	$8.65	$3.66
Ending value (after expenses)	$1,019.93	$1,015.17	$1,016.22	$1,021.17

† Expenses are equal to the fund’s annualized expense ratio of .98% for Class A, 1.94% for Class B, 1.73% for
Class C and .73% for Class I, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS

February 28, 2011 (Unaudited)

Common Stocks—99.2%	Shares	Value ($)
Consumer Discretionary—16.3%
Carnival	262,221	11,188,927
CBS, Cl. B	313,740[a]	7,485,836
General Motors	125,594	4,211,167
Guess?	120,020	5,435,706
Home Depot	324,620	12,163,511
Johnson Controls	304,650	12,429,720
Newell Rubbermaid	239,180[a]	4,625,741
News, Cl. A	447,960	7,781,065
NVR	4,640[a,b]	3,377,270
Omnicom Group	551,790	28,086,111
Stanley Black & Decker	56,370	4,274,537
Staples	174,930	3,726,009
Time Warner	359,960[a]	13,750,472
Toll Brothers	187,330[a,b]	3,982,636
Viacom, Cl. B	149,310	6,668,185
Walt Disney	308,910	13,511,723
		142,698,616
Consumer Staples—6.1%
CVS Caremark	348,600	11,524,716
Dr. Pepper Snapple Group	261,980	9,446,999
Energizer Holdings	156,470[b]	10,456,890
PepsiCo	271,260	17,203,309
Walgreen	103,450	4,483,523
		53,115,437
Energy—17.5%
Alpha Natural Resources	79,110[a,b]	4,289,344
Anadarko Petroleum	185,340	15,166,372
Cameron International	145,316[b]	8,592,535
EOG Resources	156,920[a]	17,623,685
Exxon Mobil	204,190	17,464,371
Occidental Petroleum	406,540	41,454,884
Peabody Energy	66,460	4,352,465
QEP Resources	201,010	7,949,946
Schlumberger	387,590	36,208,658
		153,102,260

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)
Financial—26.1%
American Express	89,670	3,906,922
Ameriprise Financial	191,520	12,127,047
AON	187,320	9,860,525
Bank of America	1,358,490	19,412,822
Capital One Financial	126,390	6,290,430
Citigroup	2,630,350[b]	12,310,038
Comerica	269,690[a]	10,490,941
Genworth Financial, Cl. A	505,440[b]	6,686,971
Goldman Sachs Group	92,100	15,084,138
JPMorgan Chase & Co.	776,518	36,255,625
Marsh & McLennan	302,480	9,207,491
MetLife	341,979	16,196,123
Moody's	146,510[a]	4,673,669
Morgan Stanley	283,030	8,400,330
PNC Financial Services Group	93,620	5,776,354
Prudential Financial	139,500	9,183,285
SunTrust Banks	320,470	9,668,580
TD Ameritrade Holding	333,720	7,275,096
Wells Fargo & Co.	786,250	25,364,425
		228,170,812
Health Care—11.1%
Amgen	101,570[b]	5,213,588
Baxter International	71,880	3,820,422
CIGNA	157,940	6,644,536
McKesson	139,120	11,029,434
Merck & Co.	445,840	14,521,009
Pfizer	1,593,570	30,660,287
Thermo Fisher Scientific	108,290[b]	6,044,748
UnitedHealth Group	231,920	9,875,154
Universal Health Services, Cl. B	92,800	4,241,888
Zimmer Holdings	70,130[a,b]	4,371,904
		96,422,970
Industrials—10.9%
Caterpillar	83,060	8,549,366
Dover	195,390	12,553,808
Eaton	56,860	6,298,951

8

Common Stocks (continued)	Shares	Value ($)
Industrials (continued)
General Electric	1,286,580	26,915,254
Honeywell International	75,860	4,393,053
Hubbell, Cl. B	65,170	4,399,627
Owens Corning	125,960[a,b]	4,500,551
Pitney Bowes	331,936[a]	8,358,148
Thomas & Betts	80,560[b]	4,462,218
Union Pacific	88,180	8,413,254
United Technologies	72,530	6,059,156
		94,903,386
Information Technology—7.6%
AOL	275,506[b]	5,749,810
BMC Software	216,060[b]	10,694,970
Cisco Systems	227,180[b]	4,216,461
Corning	185,290	4,272,787
eBay	131,410[b]	4,402,892
Oracle	263,810	8,679,349
QUALCOMM	382,740	22,803,649
Teradata	115,690[b]	5,532,296
		66,352,214
Materials—3.1%
Air Products & Chemicals	45,790	4,212,680
Celanese, Ser. A	101,140	4,192,253
Dow Chemical	227,560	8,456,130
Freeport-McMoRan Copper & Gold	78,280	4,144,926
United States Steel	100,140[a]	5,757,049
		26,763,038
Utilities—.5%
NextEra Energy	77,090	4,276,182
Total Common Stocks
(cost $713,566,842)		865,804,915

Other Investment—.8%
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $6,678,000)	6,678,000[c]	6,678,000

The Fund 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Investment of Cash Collateral
for Securities Loaned—5.6%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $48,862,096)	48,862,096[c]	48,862,096
Total Investments (cost $769,106,938)	105.6%	921,345,011
Liabilities, Less Cash and Receivables	(5.6%)	(48,454,034)
Net Assets	100.0%	872,890,977

a Security, or portion thereof, on loan.At February 28, 2011, the value of the fund's securities on loan was
$45,763,573 and the value of the collateral held by the fund was $48,862,096.
b Non-income producing security.
c Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Financial	26.1	Money Market Investments	6.4
Energy	17.5	Consumer Staples	6.1
Consumer Discretionary	16.3	Materials	3.1
Health Care	11.1	Utilities	.5
Industrials	10.9
Information Technology	7.6		105.6

† Based on net assets.
See notes to financial statements.

10

STATEMENT OF ASSETS AND LIABILITIES

February 28, 2011 (Unaudited)

			Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $45,763,573)—Note 1(b):
Unaffiliated issuers			713,566,842	865,804,915
Affiliated issuers			55,540,096	55,540,096
Receivable for investment securities sold				9,572,460
Receivable for shares of Common Stock subscribed				6,394,716
Dividends and interest receivable				1,374,610
Prepaid expenses				278,923
				938,965,720
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)				587,936
Cash overdraft due to Custodian				723,464
Liability for securities on loan—Note 1(b)				48,862,096
Payable for investment securities purchased				14,390,187
Payable for shares of Common Stock redeemed				1,231,459
Accrued expenses				279,601
				66,074,743
Net Assets ($)				872,890,977
Composition of Net Assets ($):
Paid-in capital				812,858,816
Accumulated undistributed investment income—net				699,937
Accumulated net realized gain (loss) on investments				(92,905,849)
Accumulated net unrealized appreciation
(depreciation) on investments				152,238,073
Net Assets ($)				872,890,977

Net Asset Value Per Share
	Class A	Class B	Class C	Class I
Net Assets ($)	683,461,347	3,605,110	59,890,137	125,934,383
Shares Outstanding	22,522,335	123,996	2,061,358	4,150,492
Net Asset Value Per Share ($)	30.35	29.07	29.05	30.34

See notes to financial statements.

The Fund 11

STATEMENT OF OPERATIONS
Six Months Ended February 28, 2011 (Unaudited)

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	6,647,997
Affiliated issuers	2,032
Income from securities lending—Note 1(b)	6,963
Total Income	6,656,992
Expenses:
Management fee—Note 3(a)	2,847,214
Shareholder servicing costs—Note 3(c)	1,501,267
Distribution fees—Note 3(b)	215,080
Registration fees	37,479
Custodian fees—Note 3(c)	34,350
Professional fees	31,366
Directors' fees and expenses—Note 3(d)	20,632
Prospectus and shareholders' reports	9,255
Loan commitment fees—Note 2	6,512
Interest expense—Note 2	4,332
Miscellaneous	11,243
Total Expenses	4,718,730
Less—reduction in management fee due to undertaking—Note 3(a)	(873,940)
Less—reduction in fees due to earnings credits—Note 3(c)	(1,472)
Net Expenses	3,843,318
Investment Income—Net	2,813,674
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	56,189,342
Net unrealized appreciation (depreciation) on investments	142,538,581
Net Realized and Unrealized Gain (Loss) on Investments	198,727,923
Net Increase in Net Assets Resulting from Operations	201,541,597

See notes to financial statements.

12

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	February 28, 2011	Year Ended
	(Unaudited)	August 31, 2010
Operations ($):
Investment income—net	2,813,674	3,494,498
Net realized gain (loss) on investments	56,189,342	33,640,084
Net unrealized appreciation
(depreciation) on investments	142,538,581	(44,683,108)
Net Increase (Decrease) in Net Assets
Resulting from Operations	201,541,597	(7,548,526)
Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(4,284,720)	(2.992,381)
Class C Shares	(4,026)	—
Class I Shares	(712,083)	(343,308)
Total Dividends	(5,000,829)	(3,335,689)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A Shares	72,210,273	204,668,293
Class B Shares	45,559	530,511
Class C Shares	5,898,878	14,609,303
Class I Shares	53,569,084	70,120,896
Dividends reinvested:
Class A Shares	3,979,862	2,748,505
Class C Shares	3,009	—
Class I Shares	589,827	261,221
Cost of shares redeemed:
Class A Shares	(94,502,334)	(164,295,662)
Class B Shares	(1,900,573)	(4,190,163)
Class C Shares	(6,973,640)	(10,383,196)
Class I Shares	(17,857,563)	(34,724,567)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	15,062,382	79,345,141
Total Increase (Decrease) in Net Assets	211,603,150	68,460,926
Net Assets ($):
Beginning of Period	661,287,827	592,826,901
End of Period	872,890,977	661,287,827
Undistributed investment income—net	699,937	2,887,092

The Fund 13

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Six Months Ended
	February 28, 2011	Year Ended
	(Unaudited)	August 31, 2010
Capital Share Transactions:
Class Aa
Shares sold	2,569,345	8,209,417
Shares issued for dividends reinvested	143,264	111,411
Shares redeemed	(3,445,289)	(6,576,727)
Net Increase (Decrease) in Shares Outstanding	(732,680)	1,744,101
Class Ba
Shares sold	1,644	22,098
Shares redeemed	(73,040)	(175,083)
Net Increase (Decrease) in Shares Outstanding	(71,396)	(152,985)
Class C
Shares sold	216,654	607,753
Shares issued for dividends reinvested	113	—
Shares redeemed	(267,940)	(436,880)
Net Increase (Decrease) in Shares Outstanding	(51,173)	170,873
Class I
Shares sold	1,870,115	2,787,942
Shares issued for dividends reinvested	21,248	10,606
Shares redeemed	(661,722)	(1,409,827)
Net Increase (Decrease) in Shares Outstanding	1,229,641	1,388,721

a During the period ended February 28, 2011, 32,114 Class B shares representing $848,606 were automatically converted to 30,724 Class A shares and during the period ended August 31, 2010, 86,705 Class B shares representing $2,077,411 were automatically converted to 83,143 Class A shares.

See notes to financial statements.

14

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

Six Months Ended
February 28, 2011			Year Ended August 31,
Class A Shares	(Unaudited)	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value,
beginning of period	23.30	23.50	28.42	33.56	30.75	29.48
Investment Operations:
Investment income—net[a]	.10	.14	.22	.27	.31	.20
Net realized and unrealized
gain (loss) on investments	7.14	(.20)	(4.88)	(3.21)	4.60	3.42
Total from
Investment Operations	7.24	(.06)	(4.66)	(2.94)	4.91	3.62
Distributions:
Dividends from
investment income—net	(.19)	(.14)	(.26)	(.29)	(.21)	(.11)
Dividends from net realized
gain on investments	—	—	—	(1.91)	(1.89)	(2.24)
Total Distributions	(.19)	(.14)	(.26)	(2.20)	(2.10)	(2.35)
Net asset value, end of period	30.35	23.30	23.50	28.42	33.56	30.75
Total Return (%)[b]	31.15[c]	(.29)	(16.14)	(9.39)	16.32	12.92
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.20[d]	1.22	1.27	1.16	1.18	1.20
Ratio of net expenses
to average net assets	.98[d]	1.05	1.26	1.16	1.18	1.20
Ratio of net investment income
to average net assets	.77[d]	.56	1.09	.88	.94	.69
Portfolio Turnover Rate	51.82[c]	91.83	119.48	107.46	64.86	72.24
Net Assets, end of period
($ x 1,000)	683,461	541.877	505,409	526,723	433,687	242,377

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
c	Not annualized.
d	Annualized.

See notes to financial statements.

The Fund 15

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
February 28, 2011			Year Ended August 31,
Class B Shares	(Unaudited)	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value,
beginning of period	22.28	22.53	27.23	32.21	29.62	28.62
Investment Operations:
Investment income (loss)—net[a]	(.02)	(.08)	.04	.02	.05	(.02)
Net realized and unrealized
gain (loss) on investments	6.81	(.17)	(4.68)	(3.09)	4.43	3.30
Total from
Investment Operations	6.79	(.25)	(4.64)	(3.07)	4.48	3.28
Distributions:
Dividends from
investment income—net	—	—	(.06)	—	—	(.04)
Dividends from net realized
gain on investments	—	—	—	(1.91)	(1.89)	(2.24)
Total Distributions	—	—	(.06)	(1.91)	(1.89)	(2.28)
Net asset value, end of period	29.07	22.28	22.53	27.23	32.21	29.62
Total Return (%)[b]	30.48[c]	(1.11)	(16.98)	(10.12)	15.42	12.06
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.07[d]	2.00	2.24	1.97	1.96	1.97
Ratio of net expenses
to average net assets	1.94[d]	1.90	2.23	1.97	1.96	1.97
Ratio of net investment income
(loss) to average net assets	(.19)[d]	(.32)	.18	.05	.16	(.08)
Portfolio Turnover Rate	51.82[c]	91.83	119.48	107.46	64.86	72.24
Net Assets, end of period
($ x 1,000)	3,605	4,353	7,850	16,480	16,606	14,213

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
c	Not annualized.
d	Annualized.

See notes to financial statements.

16

Six Months Ended
February 28, 2011			Year Ended August 31,
Class C Shares	(Unaudited)	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value,
beginning of period	22.24	22.45	27.17	32.22	29.65	28.64
Investment Operations:
Investment income (loss)—net[a]	.00[b]	(.05)	.07	.04	.05	(.01)
Net realized and unrealized
gain (loss) on investments	6.81	(.16)	(4.67)	(3.09)	4.44	3.32
Total from
Investment Operations	6.81	(.21)	(4.60)	(3.05)	4.49	3.31
Distributions:
Dividends from
investment income—net	(.00)[b]	—	(.12)	(.09)	(.03)	(.06)
Dividends from net realized
gain on investments	—	—	—	(1.91)	(1.89)	(2.24)
Total Distributions	(.00)[b]	—	(.12)	(2.00)	(1.92)	(2.30)
Net asset value, end of period	29.05	22.24	22.45	27.17	32.22	29.65
Total Return (%)[c]	30.63[d]	(.94)	(16.83)	(10.05)	15.45	12.14
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.93[e]	1.95	2.04	1.92	1.91	1.91
Ratio of net expenses
to average net assets	1.73[e]	1.80	2.03	1.91	1.91	1.91
Ratio of net investment income
(loss) to average net assets	.02[e]	(.19)	.34	.13	.17	(.02)
Portfolio Turnover Rate	51.82[d]	91.83	119.48	107.46	64.86	72.24
Net Assets, end of period
($ x 1,000)	59,890	46.986	43,593	53,065	30,079	21,669

a	Based on average shares outstanding at each month end.
b	Amount represents less than $.01 per share.
c	Exclusive of sales charge.
d	Not annualized.
e	Annualized.

See notes to financial statements.

The Fund 17

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
February 28, 2011			Year Ended August 31,
Class I Shares	(Unaudited)	2010	2009	2008	2007[a]	2006
Per Share Data ($):
Net asset value,
beginning of period	23.31	23.48	28.45	33.58	30.78	29.46
Investment Operations:
Investment income—net[b]	.14	.21	.25	.24	.39	.30
Net realized and unrealized
gain (loss) on investments	7.12	(.21)	(4.91)	(3.13)	4.59	3.40
Total from
Investment Operations	7.26	—	(4.66)	(2.89)	4.98	3.70
Distributions:
Dividends from
investment income—net	(.23)	(.17)	(.31)	(.33)	(.29)	(.14)
Dividends from net realized
gain on investments	—	—	—	(1.91)	(1.89)	(2.24)
Total Distributions	(.23)	(.17)	(.31)	(2.24)	(2.18)	(2.38)
Net asset value, end of period	30.34	23.31	23.48	28.45	33.58	30.78
Total Return (%)	31.31[c]	(.07)	(16.06)	(9.21)	16.57	13.22
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.09[d]	1.12	1.12	1.11	1.00	.92
Ratio of net expenses
to average net assets	.73[d]	.82	1.11	1.09	1.00	.92
Ratio of net investment income
to average net assets	1.02[d]	.81	1.25	1.02	1.14	.98
Portfolio Turnover Rate	51.82[c]	91.83	119.48	107.46	64.86	72.24
Net Assets, end of period
($ x 1,000)	125,934	68.071	35,976	79,567	7,200	1,826

a	Effective June 1, 2007, Class R shares were redesignated as Class I shares.
b	Based on average shares outstanding at each month end.
c	Not annualized.
d	Annualized.

See notes to financial statements.

18

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Strategic Value Fund (the “fund”) is a separate diversified series of Advantage Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering thirteen series, including the fund. The fund’s investment objective is to seek capital appreciation. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue 600 million shares of $.001 par value Common Stock.The fund currently offers four classes of shares: Class A (300 million shares authorized), Class B (100 million shares authorized), Class C (100 million shares authorized) and Class I (100 million shares authorized).Class A shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. The fund no longer offers Class B shares, except in connection with dividend reinvestment and permitted exchanges of Class B shares. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class I shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Fund 19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications.The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators,

20

such as prices of relevant American Depository Receipts and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund 21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The following is a summary of the inputs used as of February 28, 2011 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic†	865,804,915	—	—	865,804,915
Mutual Funds	55,540,096	—	—	55,540,096
† See Statement of Investments for additional detailed categorizations.

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about FairValue Measurements”. The portions of ASU No. 2010-06 which require reporting entities to prepare new disclosures surrounding amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3 have been adopted by the fund. No significant transfers between Level 1 or Level 2 fair value measurements occurred at February 28, 2011. The remaining portion of ASU No. 2010-06 requires reporting entities to make new disclosures about information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements. These new and revised disclosures are required to be implemented for fiscal years beginning after December 15, 2010. Management is currently evaluating the impact that the adoption of this remaining portion of ASU No. 2010-06 may have on the fund’s financial statement disclosures.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

22

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended February 28, 2011, The Bank of New York Mellon earned $2,984 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

The fund may invest in shares of certain affiliated investment companies also advised or managed by Dreyfus. Investments in affiliated investment companies for the period ended February 28, 2011 were as follows:

Affiliated Investment Company	Value 8/31/2010	($)	Purchases ($)	Sales ($)	Value 2/28/2011	($)	Net Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	495,000		71,820,000	65,637,000	6,678,000.8
Dreyfus
Institutional
Cash
Advantage
Fund	3,332,626		144,145,748	98,616,278 48,862,096			5.6
Total	3,827,626		215,965,748	164,253,278	55,540,096		6.4

The Fund 23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended February 28, 2011, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the three-year period ended August 31, 2010 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The fund has an unused capital loss carryover of $141,901,912 available to be applied against future net securities profits, if any, realized subsequent to August 31, 2010. If not applied, $63,747,977 of the carryover expires in fiscal 2017 and $70,319,616 expires in fiscal 2018.

As a result of the fund’s merger with Dreyfus Premier Intrinsic Value Fund, capital losses of $7,834,319 are available to offset future gains, if any. Based on certain provisions in the Code, the amount of losses which can be utilized in subsequent years is subject to an annual lim-itation.This acquired capital loss will expire in fiscal 2015.

24

The tax character of distributions paid to shareholders during the fiscal year ended August 31, 2010 was as follows: ordinary income $3,335,689. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended February 28, 2011 was approximately $612,200 with a related weighted average annualized interest rate of 1.43%.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.The Manager has contractually agreed to waive receipt of its fees and/or assume the expenses of the fund until January 1, 2012, so that the net operating expenses of Class A, Class B, Class C and Class I shares (excluding taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed .98%, 1.94%, 1.73% and .73% of the value of the respective class shares average daily net assets.The reduction in management fee, pursuant to the undertakings, amounted to $873,940 during the period ended February 28, 2011.

The Fund 25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

During the period ended February 28, 2011, the Distributor retained $13,977 from commissions earned on sales of the fund’s Class A shares, and $1,975 and $4,671 from CDSCs on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .75% of the value of the average daily net assets of Class B and Class C shares. During the period ended February 28, 2011, Class B and Class C shares were charged $15,162 and $199,918, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended February 28, 2011, Class A, Class B and Class C shares were charged $770,167, $5,054 and $66,640, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended February 28, 2011, the fund was charged $125,508 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

26

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended February 28, 2011, the fund was charged $21,087 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations. These fees were partially offset by earnings credits of $1,472.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended February 28, 2011, the fund was charged $34,350 pursuant to the custody agreement.

During the period ended February 28, 2011, the fund was charged $3,197 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $490,187, Rule 12b-1 distribution plan fees $36,086, shareholder services plan fees $141,577, custodian fees $27,000, chief compliance officer fees $1,433 and transfer agency per account fees $44,732, which are offset against an expense reimbursement currently in effect in the amount of $153,079.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

The Fund 27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended February 28, 2011, amounted to $393,875,562 and $391,372,433, respectively.

The provisions of ASC Topic 815 “Derivatives and Hedging” require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements.The fund held no derivatives during the period ended February 28, 2011.

At February 28, 2011, accumulated net unrealized appreciation on investments was $152,238,073, consisting of $154,313,102 gross unrealized appreciation and $2,075,029 gross unrealized depreciation.

At February 28, 2011, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5—Subsequent Event:

On April 7, 2011, the Board of Directors approved the mergers of the fund and Dreyfus Core Value Fund and Dreyfus Large Cap Value Fund (the “Acquired Funds”). Each merger is subject to the approval of the shareholders of the Acquired Fund at a meeting to be held on August 11, 2011. If approved, each merger is anticipated to occur on or about November 16, 2011 and November 21, 2011, respectively. On the date of the merger, which is a tax-free reorganization, the Acquired Funds will exchange all of their assets at net asset value, subject to liabilities, for an equivalent value of shares of the fund.Those shares then will be distributed pro rata to shareholders of the Acquired Funds so that each shareholder receives a number of shares of the fund equal to the aggregate net asset value of the shareholder’s Acquired Funds shares.

28

For More Information

Telephone Call your financial representative or 1-800-554-4611

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange
Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on
the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at
http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

© 2011 MBSC Securities Corporation

Dreyfus

Structured Midcap Fund

SEMIANNUAL REPORT February 28, 2011

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses
With Those of Other Funds
7	Statement of Investments
12	Statement of Assets and Liabilities
13	Statement of Operations
14	Statement of Changes in Net Assets
16	Financial Highlights
20	Notes to Financial Statements
FOR MORE INFORMATION

Back Cover

Dreyfus
Structured Midcap Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Structured Midcap Fund, covering the six-month period from September 1, 2010, through February 28, 2011.

Equities have fared quite well during the reporting period, despite recent market volatility stemming from developments in overseas markets.The U.S. stock market has rallied consistently since the fall, when a new round of monetary stimulus and the extension of the 2001 Job Growth and Reconciliation Act federal tax rates improved market confidence and reduced the fears of a recessionary double-dip. Market sectors that tend to be sensitive to macroeconomic changes performed particularly well, while traditionally defensive industry groups generally lagged market averages. Small- and midcap stocks typically gained more value, on average, than their larger-cap counterparts as investors looked forward to better business conditions for growing companies.

We currently expect the U.S. economy to gain a moderate degree of momentum over the remainder of 2011 as the latest unemployment figures and benign inflationary pressures appear favorable to equities over the near term. However, in the wake of recent gains we believe that selectivity will become a more important determinant of investment success.We favor companies with higher growth potential, and we also are optimistic about the prospects of high-quality companies with ample cash reserves capable of generating dividend increases and share buybacks. As always, your financial advisor can help you align your investment portfolio with the opportunities and challenges that 2011 has in store.

For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
March 15, 2011

2

DISCUSSION OF FUND PERFORMANCE

For the period of September 1, 2010, through February 28, 2011, as provided by Patrick Slattery, Portfolio Manager

Fund and Market Performance Overview

For the six-month period ended February 28, 2011, Dreyfus Structured Midcap Fund’s Class A shares produced a total return of 34.08%, Class B shares returned 33.57%, Class C shares returned 33.68% and Class I shares returned 34.24%.1 In comparison, the fund’s benchmark index, the Standard & Poor’s MidCap 400 Index (“S&P 400 Index”), produced a total return of 34.86% for the same period.2

Midcap stocks rallied over the reporting period as the economic recovery gained momentum. The fund produced returns that were roughly in line with its benchmark, as the valuation factors we consider generated mixed results.

The Fund’s Investment Approach

The fund seeks long-term capital growth.To pursue this goal, the fund invests at least 80% of its assets in the stocks of companies included in the S&P 400 Index or the Russell Midcap Index at the time of purchase.The fund’s stock investments may include common stocks, preferred stocks and convertible securities of U.S. and foreign issuers. We construct the portfolio through a “bottom-up” structured approach focusing on stock selection as opposed to making proactive decisions as to industry sector exposure.The approach seeks to identify undervalued securities through a quantitative process that ranks stocks based on value measures, behavioral/momentum factors and quality metrics.We attempt to maintain a neutral exposure to industry groups relative to the S&P 400 Index.

Improved Economic Confidence Fueled a Market Rally

Investor sentiment improved dramatically soon after the start of the reporting period when the Federal Reserve Board announced a new round of quantitative easing of U.S. monetary policy.A more optimistic investment outlook was reinforced by subsequent improvements in

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

employment and consumer spending, as well as better-than-expected corporate earnings across most industry groups. Later in the fall, the end of uncertainty surrounding U.S. midterm elections and the passage of fiscally stimulative tax legislation lent further support to the stock market. However, the rally was interrupted in February when a wave of political unrest in the Middle East led to sharply higher crude oil prices.

In this generally favorable environment, midcap stocks produced substantially higher returns than large-cap stocks.

Quantitative Factors Produced Mixed Results

While the quantitative modeling factors that drive our stock selection process made positive contributions to relative performance overall, weakness in the value-related factors early in the reporting period, as well as in both the behavioral factors and the quality-related factors late in the reporting period, served to dampen this contribution. In addition, the fund’s relative performance was undermined by small sector biases stemming from our bottom-up stock selection process. Although we strive to keep industry-related risks in line with market averages, modestly underweighted exposure to the industrials and information technology sectors dampened the fund’s relative results.

Our stock selection process identified a number of strong performers over the reporting period.Among information technology companies, Fairchild Semiconductor International exceeded profit forecasts and increased their guidance to analysts regarding future earnings expectations. Cypress Semiconductor gained value due to strong demand for the touch-screen components used in smartphones and tablet devices. The fund benefited from lack of exposure to semiconductor materials provider Cree, which missed earnings targets due to sluggish demand in Asian markets. Conversely, electronic components maker Vishay Intertechnology encountered rising demand from recovering automakers and industrial producers.

Results in the energy sector were bolstered by exploration-and-production companies Energen and Cimarex Energy, which gained value as commodity prices and production volumes increased. In the consumer discretionary sector, fashion accessory retailers The Timberland Company, Signet Jewelers and Fossil enjoyed strong holiday sales, enabling them to exceed analysts’ earnings forecasts.

4

Disappointments during the reporting period included the health care sector, where biotechnology firm Cephalon suffered from patent-expiration issues and the death of its chief executive. Medicis Pharmaceutical also declined due to patent-expiration concerns, but an agreement reached on the reporting period’s last day at least partly addressed those issues. The fund held no exposure to biomedical testing specialist Beckman Coulter, which was acquired in December and represented one of the S&P 400 Index’s strongest contributors. Biotechnology products supplier TECHNE also lagged due to sluggish demand and currency-exchange rate fluctuations in Europe. In the consumer staples sector, Dr. Pepper Snapple Group was hurt by gaps in its product line as consumers increasingly favored high-end energy drinks in the recovering economy, and battery maker Energizer Holdings was hurt by higher raw materials costs. In other areas, networking specialist F5 Networks missed earnings targets, triggering a sharp decline from a rich valuation, and chemicals producer Lubrizol lagged despite reporting solid financial results.

Continued Commitment to Our Disciplined Process

We expect the economic recovery to persist, creating a market environment in which investors return to a more selective focus on business fundamentals. Such an environment should favor our disciplined stock selection process. We are confident that, by consistently hewing to our mandate across market cycles, we have positioned the fund to attain its objectives.

March 15, 2011

Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
Stocks of small- and/or midcap companies often experience sharper price fluctuations than stocks of large-cap companies.
1	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s MidCap 400 Index is a widely accepted, unmanaged total return index measuring the performance of the midsize company segment of the U.S. market.
Investors cannot invest directly in any index.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Structured Midcap Fund from September 1, 2010 to February 28, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended February 28, 2011

	Class A	Class B	Class C	Class I
Expenses paid per $1,000†	$8.01	$12.39	$11.94	$7.38
Ending value (after expenses)	$1,340.80	$1,335.70	$1,336.80	$1,342.40

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended February 28, 2011

	Class A	Class B	Class C	Class I
Expenses paid per $1,000†	$6.90	$10.69	$10.29	$6.36
Ending value (after expenses)	$1,017.95	$1,014.18	$1,014.58	$1,018.50

† Expenses are equal to the fund’s annualized expense ratio of 1.38% for Class A, 2.14% for Class B, 2.06% for
Class C and 1.27% for Class I, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS

February 28, 2011 (Unaudited)

Common Stocks—99.6%	Shares	Value ($)
Consumer Discretionary—13.9%
Aeropostale	9,175[a]	237,999
American Greetings, Cl. A	25,400	549,910
AnnTaylor Stores	14,800[a]	343,508
Autoliv	12,700	951,103
Brinker International	38,300	905,412
Cheesecake Factory	33,400[a]	969,936
Church & Dwight	23,000	1,735,120
Fossil	4,900[a]	376,026
ITT Educational Services	15,400[a]	1,168,090
J Crew Group	8,100[a]	349,272
PetSmart	26,100	1,066,707
Scholastic	23,300	731,620
Signet Jewelers	18,100[a]	794,047
Sotheby’s	21,900	1,077,918
Timberland, Cl. A	15,900[a]	587,346
TRW Automotive Holdings	7,000[a]	397,600
Warnaco Group	19,000[a]	1,115,490
Williams-Sonoma	26,600	959,994
Wyndham Worldwide	16,700	522,376
		14,839,474
Consumer Staples—3.8%
Corn Products International	13,900	678,598
Dr. Pepper Snapple Group	26,300	948,378
Energizer Holdings	16,100[a]	1,075,963
Flowers Foods	13,500[b]	359,100
Hormel Foods	19,800	542,520
Tyson Foods, Cl. A	21,600	402,408
		4,006,967
Energy—6.7%
Arch Coal	45,900	1,539,027
Cimarex Energy	21,400	2,485,182
Forest Oil	10,500[a]	372,645
Oceaneering International	9,600[a]	802,848
SEACOR Holdings	2,600	246,402

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)
Energy (continued)
Southern Union	35,800	1,021,016
Whiting Petroleum	10,800[a]	705,672
		7,172,792
Financial—18.2%
American Financial Group	34,550	1,196,466
Apartment Investment & Management, Cl. A	37,600[c]	964,440
CB Richard Ellis Group, Cl. A	28,600[a]	716,144
Comerica	9,500	369,550
Eaton Vance	24,500	766,850
Equity One	5,700[b,c]	109,098
Fifth Third Bancorp	33,100	483,260
First Citizens Bancshares/NC, Cl. A	3,200	646,400
HCC Insurance Holdings	27,000	840,780
Highwoods Properties	9,200[b,c]	312,156
Hospitality Properties Trust	47,000[c]	1,081,000
International Bancshares	48,700	929,683
Jones Lang LaSalle	10,700	1,053,094
Liberty Property Trust	10,800[c]	364,716
Macerich	19,298[c]	977,251
Nasdaq OMX Group	11,700[a]	334,737
NewAlliance Bancshares	14,300	223,652
Potlatch	18,600[c]	714,240
Rayonier	18,100[c]	1,110,073
Reinsurance Group of America	15,800	954,162
SEI Investments	54,700	1,258,647
SL Green Realty	12,000[c]	908,760
StanCorp Financial Group	24,700	1,136,200
SVB Financial Group	14,600[a]	791,028
Weingarten Realty Investors	26,600[b,c]	688,142
Westamerica Bancorporation	8,800[b]	453,904
		19,384,433
Health Care—11.5%
Cephalon	16,700[a,b]	940,377
Cooper	14,900	921,118
Endo Pharmaceuticals Holdings	23,300[a]	827,616
Health Net	31,000[a]	912,020

8

Common Stocks (continued)	Shares	Value ($)
Health Care (continued)
Hologic	53,100[a]	1,071,558
Humana	16,100[a]	1,046,661
IDEXX Laboratories	8,400[a,b]	652,680
Kinetic Concepts	17,200[a]	842,284
LifePoint Hospitals	8,500[a]	331,330
Medicis Pharmaceutical, Cl. A	36,700	1,177,703
Mettler-Toledo International	1,700[a]	291,329
STERIS	25,600	866,560
Techne	19,600	1,405,124
United Therapeutics	2,500[a]	168,575
Waters	9,800[a]	813,890
		12,268,825
Industrial—13.0%
Alaska Air Group	26,000[a]	1,545,700
Copart	10,677[a,b]	448,541
Corrections Corp. of America	13,600[a]	337,824
Donaldson	6,700	377,210
Graco	29,300	1,192,803
Joy Global	16,200	1,577,556
Kansas City Southern	26,700[a]	1,437,528
KBR	15,000	492,000
Kennametal	17,700	680,742
Oshkosh	36,700[a]	1,309,089
Owens Corning	9,900[a]	353,727
Ryder System	1,900	90,877
Textron	32,000[b]	866,880
Timken	39,600	1,929,312
Toro	9,800	611,520
URS	12,200[a]	567,666
		13,818,975
Information Technology—17.9%
Advent Software	26,600[a,b]	771,400
Amdocs	16,400[a]	489,376
Broadridge Financial Solutions	26,400	605,088
Computer Sciences	17,300	832,649
Convergys	33,000[a]	464,310

The Fund 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)
Information Technology (continued)
DST Systems	8,100	413,100
F5 Networks	3,800[a]	448,438
FactSet Research Systems	18,200[b]	1,908,816
Fairchild Semiconductor International	104,100[a]	1,833,201
IAC/InterActiveCorp	10,000[a]	310,700
Lam Research	9,700[a]	532,530
Lender Processing Services	14,900	507,643
Lexmark International, Cl. A	10,200[a]	382,806
Parametric Technology	10,000[a]	237,000
Plantronics	38,200	1,332,798
QLogic	61,200[a]	1,105,272
SanDisk	20,700[a]	1,026,720
SRA International, Cl. A	38,000[a]	1,034,740
Synopsys	43,500[a]	1,205,820
Tech Data	21,600[a]	1,070,928
Vishay Intertechnology	100,200[a]	1,748,490
WebMD Health	13,800[a,b]	800,400
		19,062,225
Materials—6.1%
Cabot	9,200	397,992
Domtar	6,700	585,580
Lubrizol	17,900	1,948,773
MeadWestvaco	8,300	243,605
Minerals Technologies	24,300	1,576,584
NewMarket	9,700	1,242,667
Reliance Steel & Aluminum	8,800	486,904
		6,482,105
Telecommunication Services—1.4%
Telephone & Data Systems	43,600	1,467,140
Utilities—7.1%
CMS Energy	15,100	290,826
DPL	58,000	1,509,160
DTE Energy	14,100	663,828
Energen	15,200	928,720
Great Plains Energy	80,100	1,537,920
NV Energy	24,000	352,560
Questar	91,700	1,638,679

10

Common Stocks (continued)	Shares		Value ($)
Utilities (continued)
Westar Energy	16,500	[b]	429,000
WGL Holdings	6,600		250,800
			7,601,493
Total Common Stocks
(cost $89,460,445)			106,104,429

Other Investment—.5%
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $566,000)	566,000	[d]	566,000

Investment of Cash Collateral
for Securities Loaned—6.5%
Registered Investment Company;
Dreyfus Institutional Cash Advantage Plus Fund
(cost $6,975,644)	6,975,644	[d]	6,975,644
Total Investments (cost $97,002,089)	106.6%		113,646,073
Liabilities, Less Cash and Receivables	(6.6%)		(7,077,108)
Net Assets	100.0%		106,568,965

a	Non-income producing security.
b	Security, or portion thereof, on loan.At February 28, 2011, the value of the fund’s securities on loan was $6,837,576 and the value of the collateral held by the fund was $6,975,644.
c	Investment in real estate investment trust.
d	Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Financial	18.2	Money Market Investments	7.0
Information Technology	17.9	Energy	6.7
Consumer Discretionary	13.9	Materials	6.1
Industrial	13.0	Consumer Staples	3.8
Health Care	11.5	Telecommunication Services	1.4
Utilities	7.1		106.6

† Based on net assets.
See notes to financial statements.

The Fund 11

STATEMENT OF ASSETS AND LIABILITIES

February 28, 2011 (Unaudited)

			Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $6,837,576)—Note 1(b):
Unaffiliated issuers			89,460,445	106,104,429
Affiliated issuers			7,541,644	7,541,644
Cash				101,192
Dividends and interest receivable				109,782
Receivable for shares of Common Stock subscribed				80,790
Prepaid expenses				13,950
				113,951,787
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)				89,434
Liability for securities on loan—Note 1(b)				6,975,644
Payable for shares of Common Stock redeemed				232,728
Accrued expenses				85,016
				7,382,822
Net Assets ($)				106,568,965
Composition of Net Assets ($):
Paid-in capital				121,246,221
Accumulated undistributed investment income—net				16,050
Accumulated net realized gain (loss) on investments				(31,337,290)
Accumulated net unrealized appreciation
(depreciation) on investments				16,643,984
Net Assets ($)				106,568,965

Net Asset Value Per Share
	Class A	Class B	Class C	Class I
Net Assets ($)	29,791,890	1,503,487	11,984,028	63,289,560
Shares Outstanding	1,461,542	79,206	628,954	3,064,065
Net Asset Value Per Share ($)	20.38	18.98	19.05	20.66

See notes to financial statements.

12

STATEMENT OF OPERATIONS
Six Months Ended February 28, 2011 (Unaudited)

Investment Income ($):
Income:
Cash dividends;
Unaffiliated issuers	658,327
Affiliated issuers	866
Income from securities lending—Note 1(b)	1,328
Total Income	660,521
Expenses:
Management fee—Note 3(a)	374,121
Shareholder servicing costs—Note 3(c)	214,437
Distribution fees—Note 3(b)	47,209
Professional fees	27,089
Prospectus and shareholders’ reports	17,774
Custodian fees—Note 3(c)	6,001
Registration fees	5,245
Directors’ fees and expenses—Note 3(d)	2,781
Loan commitment fees—Note 2	1,319
Miscellaneous	6,231
Total Expenses	702,207
Less—reduction in fees due to earnings credits—Note 3(c)	(90)
Net Expenses	702,117
Investment (Loss)—Net	(41,596)
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	6,739,670
Net unrealized appreciation (depreciation) on investments	22,373,856
Net Realized and Unrealized Gain (Loss) on Investments	29,113,526
Net Increase in Net Assets Resulting from Operations	29,071,930

See notes to financial statements.

The Fund 13

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	February 28, 2011	Year Ended
	(Unaudited)	August 31, 2010
Operations ($):
Investment income (loss)—net	(41,596)	340,616
Net realized gain (loss) on investments	6,739,670	13,969,824
Net unrealized appreciation
(depreciation) on investments	22,373,856	(261,939)
Net Increase (Decrease) in Net Assets
Resulting from Operations	29,071,930	14,048,501
Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	—	(150,648)
Class I Shares	—	(348,790)
Total Dividends	—	(499,438)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A Shares	5,175,330	15,618,802
Class B Shares	18,849	2,680
Class C Shares	371,579	377,043
Class I Shares	6,783,618	11,934,738
Dividends reinvested:
Class A Shares	—	133,029
Class I Shares	—	346,096
Cost of shares redeemed:
Class A Shares	(19,872,834)	(33,353,051)
Class B Shares	(448,443)	(866,390)
Class C Shares	(1,295,588)	(3,441,338)
Class I Shares	(5,642,596)	(18,409,429)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(14,910,085)	(27,657,820)
Total Increase (Decrease) in Net Assets	14,161,845	(14,108,757)
Net Assets ($):
Beginning of Period	92,407,120	106,515,877
End of Period	106,568,965	92,407,120
Undistributed investment income—net	16,050	57,646

14

	Six Months Ended
	February 28, 2011	Year Ended
	(Unaudited)	August 31, 2010
Capital Share Transactions:
Class Aa
Shares sold	286,703	989,480
Shares issued for dividends reinvested	—	8,952
Shares redeemed	(1,115,640)	(2,143,237)
Net Increase (Decrease) in Shares Outstanding	(828,937)	(1,144,805)
Class Ba
Shares sold	1,094	192
Shares redeemed	(26,907)	(60,344)
Net Increase (Decrease) in Shares Outstanding	(25,813)	(60,152)
Class C
Shares sold	20,797	25,223
Shares redeemed	(76,883)	(236,940)
Net Increase (Decrease) in Shares Outstanding	(56,086)	(211,717)
Class I
Shares sold	356,250	750,763
Shares issued for dividends reinvested	—	23,058
Shares redeemed	(302,834)	(1,106,922)
Net Increase (Decrease) in Shares Outstanding	53,416	(333,101)

a

During the period ended February 28, 2011, 7,660 Class B shares representing $128,200 were automatically converted to 7,148 Class A shares and during the period ended August 31, 2010, 10,691 Class B shares representing $146,551 were automatically converted to 10,029 Class A shares.

See notes to financial statements.

The Fund 15

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

Six Months Ended
February 28, 2011			Year Ended August 31,
Class A Shares	(Unaudited)	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value,
beginning of period	15.20	13.62	17.80	20.93	18.57	17.75
Investment Operations:
Investment income (loss)—net[a]	(.01)	.04	.09	.06	.05	.02
Net realized and unrealized
gain (loss) on investments	5.19	1.59	(4.20)	(1.93)	2.85	1.25
Total from Investment Operations	5.18	1.63	(4.11)	(1.87)	2.90	1.27
Distributions:
Dividends from
investment income—net	—	(.05)	(.07)	—	—	—
Dividends from net realized
gain on investments	—	—	—	(1.26)	(.54)	(.45)
Total Distributions	—	(.05)	(.07)	(1.26)	(.54)	(.45)
Net asset value, end of period	20.38	15.20	13.62	17.80	20.93	18.57
Total Return (%)[b]	34.08[c]	11.97	(23.02)	(9.37)	15.76	7.23
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.38[d]	1.36	1.52	1.22	1.22	1.35
Ratio of net expenses
to average net assets	1.38[d]	1.36	1.51	1.22	1.22	1.34
Ratio of net investment income
(loss) to average net assets	(.07)[d]	.27	.74	.32	.26	.09
Portfolio Turnover Rate	31.34[c]	84.88	102.59	88.40	122.16	119.22
Net Assets, end of period
($ x 1,000)	29,792	34,811	46,780	60,795	106,762	37,056

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
c	Not annualized.
d	Annualized.

See notes to financial statements.

16

Six Months Ended
February 28, 2011			Year Ended August 31,
Class B Shares	(Unaudited)	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value,
beginning of period	14.21	12.79	16.77	19.96	17.87	17.23
Investment Operations:
Investment (loss)—net[a]	(.07)	(.08)	(.01)	(.09)	(.12)	(.13)
Net realized and unrealized
gain (loss) on investments	4.84	1.50	(3.97)	(1.84)	2.75	1.22
Total from Investment Operations	4.77	1.42	(3.98)	(1.93)	2.63	1.09
Distributions:
Dividends from net realized
gain on investments	—	—	—	(1.26)	(.54)	(.45)
Net asset value, end of period	18.98	14.21	12.79	16.77	19.96	17.87
Total Return (%)[b]	33.57[c]	11.10	(23.73)	(10.16)	14.91	6.33
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.14[d]	2.21	2.34	2.07	2.09	2.20
Ratio of net expenses
to average net assets	2.14[d]	2.21	2.34	2.07	2.08	2.17
Ratio of net investment (loss)
to average net assets	(.80)[d]	(.58)	(.11)	(.53)	(.62)	(.73)
Portfolio Turnover Rate	31.34[c]	84.88	102.59	88.40	122.16	119.22
Net Assets, end of period
($ x 1,000)	1,503	1,492	2,113	4,030	5,798	5,646

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
c	Not annualized.
d	Annualized.

See notes to financial statements.

The Fund 17

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
February 28, 2011			Year Ended August 31,
Class C Shares	(Unaudited)	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value,
beginning of period	14.25	12.82	16.78	19.96	17.86	17.23
Investment Operations:
Investment income (loss)—net[a]	(.06)	(.07)	.00[b]	(.08)	(.11)	(.12)
Net realized and unrealized
gain (loss) on investments	4.86	1.50	(3.96)	(1.84)	2.75	1.20
Total from Investment Operations	4.80	1.43	(3.96)	(1.92)	2.64	1.08
Distributions:
Dividends from net realized
gain on investments	—	—	—	(1.26)	(.54)	(.45)
Net asset value, end of period	19.05	14.25	12.82	16.78	19.96	17.86
Total Return (%)[c]	33.68[d]	11.15	(23.60)	(10.10)	14.91	6.39
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.06[e]	2.11	2.23	2.01	2.01	2.12
Ratio of net expenses
to average net assets	2.06[e]	2.11	2.22	2.00	2.01	2.12
Ratio of net investment income
(loss) to average net assets	(.73)[e]	(.49)	.01	(.46)	(.55)	(.68)
Portfolio Turnover Rate	31.34[d]	84.88	102.59	88.40	122.16	119.22
Net Assets, end of period
($ x 1,000)	11,984	9,764	11,499	22,554	28,984	21,865

a	Based on average shares outstanding at each month end.
b	Amount represents less than $.01 per share.
c	Exclusive of sales charge.
d	Not annualized.
e	Annualized.

See notes to financial statements.

18

Six Months Ended
February 28, 2011			Year Ended August 31,
Class I Shares	(Unaudited)	2010	2009	2008	2007[a]	2006
Per Share Data ($):
Net asset value,
beginning of period	15.39	13.79	18.05	21.18	18.75	17.91
Investment Operations:
Investment income—net[b]	.01	.09	.12	.10	.09	.04
Net realized and unrealized
gain (loss) on investments	5.26	1.61	(4.26)	(1.97)	2.88	1.25
Total from Investment Operations	5.27	1.70	(4.14)	(1.87)	2.97	1.29
Distributions:
Dividends from
investment income—net	—	(.10)	(.12)	—	—	—
Dividends from net realized
gain on investments	—	—	—	(1.26)	(.54)	(.45)
Total Distributions	—	(.10)	(.12)	(1.26)	(.54)	(.45)
Net asset value, end of period	20.66	15.39	13.79	18.05	21.18	18.75
Total Return (%)	34.24[c]	12.37	(22.78)	(9.25)	15.99	7.28
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.27[d]	1.05	1.18	1.04	1.13	2.08
Ratio of net expenses
to average net assets	1.27[d]	1.05	1.17	1.03	1.07	1.21
Ratio of net investment income
to average net assets	.06[d]	.57	1.01	.51	.41	.24
Portfolio Turnover Rate	31.34[c]	84.88	102.59	88.40	122.16	119.22
Net Assets, end of period
($ x 1,000)	63,290	46,340	46,124	61,738	30,071	5,491

a	Effective June 1, 2007, Class R shares were redesignated as Class I shares.
b	Based on average shares outstanding at each month end.
c	Not annualized.
d	Annualized.

See notes to financial statements.

The Fund 19

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Structured Midcap Fund (the “fund”) is a separate diversified series of Advantage Funds, Inc. (the “Company”) which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company offering thirteen series, including the fund.The fund’s investment objective is to seek long-term capital growth.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Mellon Capital Management Corporation (“Mellon Capital”), an affiliate of Dreyfus, serves as the fund’s sub-investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares.The fund is authorized to issue 500 million shares of $.001 par value Common Stock. The fund currently offers four classes of shares: Class A (200 million shares authorized), Class B (100 million shares authorized), Class C (100 million shares authorized) and Class I (100 million shares authorized). Class A shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years.The fund no longer offers Class B shares except in connection with dividend reinvestment and permitted exchanges of Class B shares. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class I shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses

20

(other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications.The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used

The Fund 21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

22

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of February 28, 2011 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic†	104,359,279	—	—	104,359,279
Equity Securities—
Foreign†	1,745,150	—	—	1,745,150
Mutual Funds	7,541,644	—	—	7,541,644
† See Statement of Investments for additional detailed categorizations.

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about FairValue Measurements”. The portions of ASU No. 2010-06 which require reporting entities to prepare new disclosures surrounding amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for

The Fund 23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3 have been adopted by the fund. No significant transfers between Level 1 or Level 2 fair value measurements occurred at February 28, 2011. The remaining portion of ASU No. 2010-06 requires reporting entities to make new disclosures about information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements. These new and revised disclosures are required to be implemented for fiscal years beginning after December 15, 2010. Management is currently evaluating the impact that the adoption of this remaining portion of ASU No. 2010-06 may have on the fund’s financial statement disclosures.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, U.S Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended February 28, 2011,The Bank of NewYork Mellon earned $569 from lending portfolio securities, pursuant to the securities lending agreement.

24

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

The fund may invest in shares of certain affiliated investment companies also advised or managed by Dreyfus. Investments in affiliated investment companies for the period ended February 28, 2011 were as follows:

Affiliated
Investment	Value				Value		Net
Company	8/31/2010	($)	Purchases ($)	Sales ($)	2/28/2011	($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	—		8,185,000	7,619,000	566,000.5
Dreyfus
Institutional
Cash
Advantage
Plus Fund	6,591,157		15,439,381	15,054,894	6,975,644		6.5
Total	6,591,157		23,624,381	22,673,894	7,541,644		7.0

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended February 28, 2011, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes

The Fund 25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the three-year period ended August 31, 2010 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The fund has an unused capital loss carryover of $38,064,561 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to August 31, 2010. If not applied, $17,388,744 of the carryover expires in fiscal 2017 and $20,675,817 expires in fiscal 2018.

The tax character of distributions paid to shareholders during the fiscal year ended August 31, 2010 was as follows: ordinary income $499,438. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended February 28, 2011, the fund did not borrow under the Facilities.

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.

26

Pursuant to a sub-investment advisory agreement between Dreyfus and Mellon Capital, the sub-investment advisory fee is payable monthly by Dreyfus, and is based upon the value of the fund’s average daily net assets, computed at the following annual rates:

Average Net Assets
0 up to $100 million	.25%
$100 million up to $1 billion	.20%
$1 billion up to $1.5 billion	.16%
In excess of $1.5 billion	.10%

During the period ended February 28, 2011, the Distributor retained $1,263 from commissions earned on sales of the fund’s Class A shares and $1,179 and $165 from CDSCs on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .75% of the value of the average daily net assets of Class B and Class C shares. During the period ended February 28, 2011, Class B and Class C shares were charged $5,669 and $41,540, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended February 28, 2011, Class A, Class B and Class C shares were charged $39,347, $1,890 and $13,847, respectively, pursuant to the Shareholder Services Plan.

The Fund 27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended February 28, 2011, the fund was charged $16,115 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended February 28, 2011, the fund was charged $1,297 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations.These fees were partially offset by earnings credits of $90.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended February 28, 2011, the fund was charged $6,001 pursuant to the custody agreement.

During the period ended February 28, 2011, the fund was charged $3,197 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $61,255, Rule 12b-1 distribution plan fees $7,789, shareholder services plan fees $8,361, custodian fees $5,100, chief compliance officer fees $1,433 and transfer agency per account fees $5,496.

28

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended February 28, 2011, amounted to $30,673,577 and $45,474,297, respectively.

The provisions of ASC Topic 815 “Derivatives and Hedging” require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements.The fund held no derivatives during the period ended February 28, 2011.

At February 28, 2011, accumulated net unrealized appreciation on investments was $16,643,984, consisting of $19,412,306 gross unrealized appreciation and $2,768,322 gross unrealized depreciation.

At February 28, 2011, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

The Fund 29

For More Information

Telephone Call your financial representative or 1-800-554-4611

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange
Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on
the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at
http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

© 2011 MBSC Securities Corporation

Dreyfus

Technology Growth Fund

SEMIANNUAL REPORT February 28, 2011

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
10	Statement of Assets and Liabilities
11	Statement of Operations
12	Statement of Changes in Net Assets
14	Financial Highlights
18	Notes to Financial Statements
FOR MORE INFORMATION
Back Cover

Dreyfus
Technology Growth Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this semiannual report for DreyfusTechnology Growth Fund, covering the six-month period from September 1, 2010, through February 28, 2011.

Equities have fared quite well during the reporting period, despite recent market volatility stemming from developments in overseas mar-kets.The U.S. stock market has rallied consistently since the fall, when a new round of monetary stimulus and the extension of the 2001 Job Growth and Reconciliation Act federal tax rates improved market confidence and reduced the fears of a recessionary double-dip. Market sectors that tend to be sensitive to macroeconomic changes performed particularly well, while traditionally defensive industry groups generally lagged market averages. Small- and midcap stocks typically gained more value, on average, than their larger-cap counterparts as investors looked forward to better business conditions for growing companies.

We currently expect the U.S. economy to gain a moderate degree of momentum over the remainder of 2011 as the latest unemployment figures and benign inflationary pressures appear favorable to equities over the near term. However, in the wake of recent gains we believe that selectivity will become a more important determinant of investment success. We favor companies with higher growth potential, and we also are optimistic about the prospects of high-quality companies with ample cash reserves capable of generating dividend increases and share buybacks.As always, your financial advisor can help you align your investment portfolio with the opportunities and challenges that 2011 has in store.

For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman & Chief Executive Officer
The Dreyfus Corporation
March 15, 2011

2

DISCUSSION OF FUND PERFORMANCE

For the period of September 1, 2010, through February 28, 2011, as provided by Barry K. Mills, CFA, Portfolio Manager

Fund and Market Performance Overview

For the six-month period ended February 28, 2011, Dreyfus Technology Growth Fund’s Class A shares produced a total return of 31.65%, Class B shares returned 30.89%, Class C shares returned 31.06% and Class I shares returned 31.85%.1 In comparison, the fund’s benchmarks, the Morgan Stanley High Technology 35 Index (“MS High Tech 35 Index”) and the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”), produced total returns of 36.15% and 27.73%, respectively, over the same period.2,3

The U.S. stock market rallied strongly as the global economic recovery gained momentum, and technology stocks benefited from increased spending among consumers and businesses over the reporting period. The fund produced higher returns than the S&P 500 Index but lower returns than the MS High Tech 35 Index, as several holdings that had fared well early in 2010 gave back some of their gains in early 2011, and stock selection relative to the MS High Tech 35 Index dampened performance.

The Fund’s Investment Approach

The fund seeks capital appreciation by investing in growth companies of any size that we regard as leading producers or beneficiaries of technological innovation.The fund’s investment process centers on a multi-dimensional approach that looks for opportunities across emerging growth, cyclical or stable growth companies.The fund seeks companies that appear to have strong earnings momentum, positive earnings revisions, favorable growth, product or market cycles and/or favorable valuations.

Economic Confidence Fueled a Market Rally

Shortly after the start of the reporting period, investor sentiment improved dramatically when the Federal Reserve Board announced a new round of quantitative easing of U.S. monetary policy.A more optimistic outlook was reinforced by subsequent improvements in employ-

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

ment and consumer spending, as well as better-than-expected corporate earnings across most industry groups. Later in the fall, the end of uncertainty surrounding midterm elections and the passage of fiscally stimulative tax legislation lent further support to a rising U.S. stock market. However, the rally was interrupted in February when a wave of political unrest in the Middle East led to sharply higher energy prices.

The information technology sector generally outperformed the broader market.Technology stocks were buoyed by favorable seasonal spending patterns during the fourth quarter of 2010 among consumers and businesses upgrading their equipment and software, as well as by the adoption of several emerging technological trends.

Security Selections Bolstered Relative Performance

Although the fund participated in the technology sector’s gains to a substantial degree, performance compared to the MS High Tech 35 Index was dampened when several stocks reversed course after having driven the fund’s results in previous reporting periods. For example, Akamai Technologies had prospered in 2010 amid growing demand for high-bandwidth streaming content over the Internet, but it gave back some of those gains in early 2011 when some contracts in the media industry were revised. Similarly,VMware had benefited in 2010 from the trend toward “cloud computing” among businesses seeking more effective data management solutions, but its shares declined in 2011 as some investors locked in gains. The fund also did not own some of the companies that bolstered the MS High Tech 35 Index, such as Juniper Networks.An out-of-index position in telecommunications giant AT&T lagged market averages when investors favored smaller, faster-growing companies.

The fund achieved stronger results with other holdings. Microchip maker Cypress Semiconductor advanced due to robust demand for the touchscreen components used in smartphones and tablet computers. GPS systems producer Trimble Navigation benefited from robust demand for engineering and construction services in the emerging markets. Cavium Networks encountered robust demand for the IP networking equipment used in cloud computing. Internet reservations booking service OpenTable climbed after deploying an application providing access to its services on mobile devices. Movie rental company Netflix saw a boost in subscriber growth as consumers flocked to its streaming video services. In

4

addition, the fund did not own shares of wireless handset maker Nokia and bought and then sold networking giant Cisco Systems, which suffered from a lack of competitive smartphone products and light participation in the cloud computing trend, respectively.

Seeking Opportunities in a More Expensive Market

The market rally during the reporting period left many stocks, including those in the information technology sector, with richer valuations. Consequently, we have reduced the fund’s exposure to momentum-oriented stocks in favor of investments in companies that have declined to more attractive valuations despite sound business fundamentals. At the same time, we have continued to focus on companies that we regard as beneficiaries of secular growth stemming from recent trends, such as cloud computing, server virtualization and the shift from personal computers to mobile devices. In addition, we have found opportunities among companies that are likely to benefit in the early stages of new product cycles.

March 15, 2011

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period.

Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The technology sector has been among the most volatile sectors of the stock market. Technology companies involve greater risk because their revenue and/or earnings tend to be less predictable and some companies may be experiencing significant losses.

1

Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2

SOURCE: BLOOMBERG L.P. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions.The Morgan Stanley High Technology 35 Index is an unmanaged, equal dollar-weighted index of 35 stocks from the electronics-based subsectors.The index does not take into account fees and expenses to which the fund is subject. Investors cannot invest directly in any index.

3

SOURCE: LIPPER INC. — Reflects monthly reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance.The index does not take into account fees and expenses to which the fund is subject. Investors cannot invest directly in any index.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Technology Growth Fund from September 1, 2010 to February 28, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended February 28, 2011

	Class A	Class B	Class C	Class I
Expenses paid per $1,000†	$7.52	$13.85	$12.60	$5.63
Ending value (after expenses)	$1,316.50	$1,308.90	$1,310.60	$1,318.50

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended February 28, 2011

	Class A	Class B	Class C	Class I
Expenses paid per $1,000†	$6.56	$12.08	$10.99	$4.91
Ending value (after expenses)	$1,018.30	$1,012.79	$1,013.88	$1,019.93

† Expenses are equal to the fund’s annualized expense ratio of 1.31% for Class A, 2.42% for Class B, 2.20% for
Class C and .98% for Class I, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS

February 28, 2011 (Unaudited)

Common Stocks—95.4%	Shares	Value ($)
Consumer Discretionary—5.5%
Amazon.com	76,330[a]	13,227,226
Netflix	40,310[a,b]	8,330,868
		21,558,094
Information Technology—86.3%
Accenture, Cl. A	174,870	9,002,308
Akamai Technologies	333,480[a]	12,515,504
Alcatel-Lucent, ADR	1,668,060[a,b]	8,173,494
Amphenol, Cl. A	175,832	10,106,823
Apple	42,838[a]	15,130,810
BMC Software	228,831[a]	11,327,134
Cavium Networks	176,395[a,b]	7,616,736
Cognizant Technology Solutions, Cl. A	107,117 [a]	8,234,084
Corning	515,350	11,883,971
Cree	154,650[a,b]	8,145,416
Electronic Arts	446,138[a,b]	8,387,394
F5 Networks	62,950[a]	7,428,730
Google, Cl. A	27,768[a]	17,032,891
Informatica	166,010[a,b]	7,804,130
International Business Machines	116,030	18,782,936
Lam Research	151,750[a]	8,331,075
Motorola Mobility Holdings	492,687[a]	14,879,147
NetApp	237,510[a]	12,269,767
NVIDIA	837,600[a]	18,980,016
OmniVision Technologies	257,700[a]	7,890,774
OpenTable	68,030[a,b]	6,045,826
Oracle	519,986	17,107,539

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares		Value ($)
Information Technology (continued)
Paychex	292,040	[b]	9,821,305
QUALCOMM	443,770		26,439,817
Quest Software	272,560	[a]	7,301,882
Salesforce.com	88,870	[a,b]	11,754,835
SuccessFactors	128,570	[a,b]	4,616,949
Taleo, Cl. A	156,230	[a]	5,044,667
Teradata	199,120	[a]	9,521,918
Trimble Navigation	204,260	[a,b]	10,039,379
VMware, Cl. A	84,550	[a]	7,072,608
			338,689,865
Telecommunication Services—3.6%
AT&T	501,490		14,232,286
Total Common Stocks
(cost $297,806,535)			374,480,245

Limited Partnership Interests—.4%
Information Technology
Bluestream Ventures, LPa,d			1,502,113
Ingenex, LPa,d			0
Total Limited Partnership Interests
(cost $2,540,019)			1,502,113

Other Investment—4.3%
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $16,796,000)	16,796,000	[c]	16,796,000

8

Investment of Cash Collateral
for Securities Loaned—13.4%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Cash
Advantage Fund
(cost $52,545,450)	52,545,450[c]	52,545,450

Total Investments (cost $369,688,004)	113.5%	445,323,808
Liabilities, Less Cash and Receivables	(13.5%)	(52,834,215)
Net Assets	100.0%	392,489,593

ADR—American Depository Receipts

a Non-income producing security.
b Security, or portion thereof, on loan.At February 28, 2011, the value of the fund's securities on loan was
$50,604,240 and the value of the collateral held by the fund was $52,545,450.
c Investment in affiliated money market mutual fund.
d Securities restricted as to public resale. Investment in restricted securities with aggregate value of $1,502,113 representing .4% of net assets.

Issuer	Acquisition Date	Cost ($)	Valuation ($)†
Bluestream Ventures, LP	4/30/2004-6/11/2008	2,540,019	1,502,113
Ingenex, LP	4/30/2004	0	0

† The valuation of these securities has been determined in good faith by management under the direction of the
Board of Directors.

Portfolio Summary (Unaudited)††

	Value (%)		Value (%)
Information Technology	86.7	Telecommunication Services	3.6
Money Market Investments	17.7
Consumer Discretionary	5.5		113.5

†† Based on net assets.
See notes to financial statements.

The Fund 9

STATEMENT OF ASSETS AND LIABILITIES

February 28, 2011 (Unaudited)

			Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $50,604,240)—Note 1(c):
Unaffiliated issuers			300,346,554	375,982,358
Affiliated issuers			69,341,450	69,341,450
Cash				191,125
Receivable for shares of Common Stock subscribed				210,737
Dividends receivable				192,736
Prepaid expenses				43,481
				445,961,887
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)				386,961
Liability for securities on loan—Note 1(c)				52,545,450
Payable for shares of Common Stock redeemed				304,884
Accrued expenses				234,999
				53,472,294
Net Assets ($)				392,489,593
Composition of Net Assets ($):
Paid-in capital				442,055,397
Accumulated Investment (loss)—net				(1,390,461)
Accumulated net realized gain (loss) on investments				(123,811,147)
Accumulated net unrealized appreciation
(depreciation) on investments				75,635,804
Net Assets ($)				392,489,593

Net Asset Value Per Share
	Class A	Class B	Class C	Class I
Net Assets ($)	341,578,886	2,130,094	32,436,389	16,344,224
Shares Outstanding	10,077,049	70,691	1,064,675	460,176
Net Asset Value Per Share ($)	33.90	30.13	30.47	35.52
See notes to financial statements.

10

STATEMENT OF OPERATIONS
Six Months Ended February 28, 2011 (Unaudited)

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	979,075
Affiliated issuers	17,679
Income from securities lending—Note 1(c)	21,224
Total Income	1,017,978
Expenses:
Management fee—Note 3(a)	1,301,739
Shareholder servicing costs—Note 3(c)	889,120
Distribution fees—Note 3(b)	116,767
Registration fees	26,622
Professional fees	24,624
Prospectus and shareholders' reports	18,411
Custodian fees—Note 3(c)	11,369
Directors' fees and expenses—Note 3(d)	7,257
Loan commitment fees—Note 2	3,584
Miscellaneous	10,890
Total Expenses	2,410,383
Less—reduction in fees due to earnings credits—Note 3(c)	(1,944)
Net Expenses	2,408,439
Investment (Loss)—Net	(1,390,461)
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	42,346,303
Net unrealized appreciation (depreciation) on investments	47,628,755
Net Realized and Unrealized Gain (Loss) on Investments	89,975,058
Net Increase in Net Assets Resulting from Operations	88,584,597
See notes to financial statements.

The Fund 11

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	February 28, 2011	Year Ended
	(Unaudited)	August 31, 2010
Operations ($):
Investment (loss)—net	(1,390,461)	(3,055,240)
Net realized gain (loss) on investments	42,346,303	44,043,141
Net unrealized appreciation
(depreciation) on investments	47,628,755	2,028,102
Net Increase (Decrease) in Net Assets
Resulting from Operations	88,584,597	43,016,003
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A Shares	57,001,232	63,577,756
Class B Shares	77,361	62,278
Class C Shares	3,993,119	2,226,125
Class I Shares	12,187,380	2,209,883
Cost of shares redeemed:
Class A Shares	(37,701,334)	(72,968,858)
Class B Shares	(882,215)	(2,352,700)
Class C Shares	(2,094,438)	(4,314,517)
Class I Shares	(1,022,819)	(1,307,828)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	31,558,286	(12,867,861)
Total Increase (Decrease) in Net Assets	120,142,883	30,148,142
Net Assets ($):
Beginning of Period	272,346,710	242,198,568
End of Period	392,489,593	272,346,710
Accumulated investment (loss)—net	(1,390,461)	—

12

	Six Months Ended
	February 28, 2011	Year Ended
	(Unaudited)	August 31, 2010
Capital Share Transactions:
Class Aa
Shares sold	1,829,475	2,519,878
Shares redeemed	(1,187,518)	(2,986,756)
Net Increase (Decrease) in Shares Outstanding	641,957	(466,878)
Class Ba
Shares sold	2,771	2,154
Shares redeemed	(31,574)	(108,462)
Net Increase (Decrease) in Shares Outstanding	(28,803)	(106,308)
Class C
Shares sold	136,560	94,331
Shares redeemed	(72,943)	(192,046)
Net Increase (Decrease) in Shares Outstanding	63,617	(97,715)
Class I
Shares sold	350,869	86,308
Shares redeemed	(31,085)	(50,098)
Net Increase (Decrease) in Shares Outstanding	319,784	36,210

a During the period ended February 28, 2011, 15,010 Class B shares representing $418,183 were automatically converted to 13,380 Class A shares and during the period ended August 31, 2010, 59,639 Class B shares representing $1,280,271 were automatically converted to 53,689 Class A shares.

See notes to financial statements.

The  Fund 13

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

Six Months Ended
February 28, 2011			Year Ended August 31,
Class A Shares	(Unaudited)	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value,
beginning of period	25.75	21.63	24.63	27.18	23.03	22.40
Investment Operations:
Investment (loss)—net[a]	(.11)	(.27)	(.13)	(.15)	(.21)	(.18)
Net realized and unrealized
gain (loss) on investments	8.26	4.39	(2.87)	(2.40)	4.36	.78
Total from Investment Operations	8.15	4.12	(3.00)	(2.55)	4.15	.60
Capital contribution by Manager	—	—	—	—	—	.03
Net asset value, end of period	33.90	25.75	21.63	24.63	27.18	23.03
Total Return (%)[b]	31.65[c]	19.05	(12.22)	(9.35)	18.02	2.81[d]
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.31[e]	1.51	1.70	1.52	1.46	1.38
Ratio of net expenses
to average net assets	1.31[e]	1.51	1.67	1.44	1.42	1.38
Ratio of net investment (loss)
to average net assets	(.73)[e]	(1.09)	(.72)	(.59)	(.82)	(.77)
Portfolio Turnover Rate	49.08[c]	110.92	122.48	126.37	28.80	48.26
Net Assets, end of period
($ x 1,000)	341,579	242,999	214,170	257,360	366,083	391,530

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
c	Not annualized.
d	If capital contribution had not been made by the Manager, total return for the year ended August 31, 2006 would have been 2.67%.
e	Annualized.

See notes to financial statements.

14

Six Months Ended
February 28, 2011			Year Ended August 31,
Class B Shares	(Unaudited)	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value,
beginning of period	23.02	19.55	22.57	25.10	21.51	21.17
Investment Operations:
Investment (loss)—net[a]	(.25)	(.48)	(.33)	(.34)	(.43)	(.41)
Net realized and unrealized
gain (loss) on investments	7.36	3.95	(2.69)	(2.19)	4.02	.72
Total from Investment Operations	7.11	3.47	(3.02)	(2.53)	3.59	.31
Capital contribution by Manager	—	—	—	—	—	.03
Net asset value, end of period	30.13	23.02	19.55	22.57	25.10	21.51
Total Return (%)[b]	30.89[c]	17.75	(13.38)	(10.08)	16.69	1.61[d]
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.42[e]	2.62	3.03	2.38	2.51	2.47
Ratio of net expenses
to average net assets	2.42[e]	2.62	3.00	2.30	2.47	2.47
Ratio of net investment (loss)
to average net assets	(1.85)[e]	(2.25)	(2.03)	(1.46)	(1.91)	(1.92)
Portfolio Turnover Rate	49.08[c]	110.92	122.48	126.37	28.80	48.26
Net Assets, end of period
($ x 1,000)	2,130	2,290	4,024	8,634	18,097	45,652

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
c	Not annualized.
d	If capital contribution had not been made by the Manager, total return for the year ended August 31, 2006 would have been 1.47%.
e	Annualized.

See notes to financial statements.

The Fund 15

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
February 28, 2011			Year Ended August 31,
Class C Shares	(Unaudited)	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value,
beginning of period	23.25	19.71	22.69	25.24	21.58	21.19
Investment Operations:
Investment (loss)—net[a]	(.23)	(.45)	(.29)	(.34)	(.40)	(.38)
Net realized and unrealized
gain (loss) on investments	7.45	3.99	(2.69)	(2.21)	4.06	.74
Total from Investment Operations	7.22	3.54	(2.98)	(2.55)	3.66	.36
Capital contribution by Manager	—	—	—	—	—	.03
Net asset value, end of period	30.47	23.25	19.71	22.69	25.24	21.58
Total Return (%)[b]	31.06[c]	17.96	(13.13)	(10.10)	16.96	1.84[d]
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.20[e]	2.44	2.76	2.37	2.32	2.33
Ratio of net expenses
to average net assets	2.20[e]	2.43	2.73	2.28	2.28	2.33
Ratio of net investment (loss)
to average net assets	(1.61)[e]	(2.03)	(1.78)	(1.43)	(1.69)	(1.73)
Portfolio Turnover Rate	49.08[c]	110.92	122.48	126.37	28.80	48.26
Net Assets, end of period
($ x 1,000)	32,436	23,274	21,655	29,434	40,090	50,656

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
c	Not annualized.
d	If capital contribution had not been made by the Manager, total return for the year ended August 31, 2006 would have been 1.70%.
e	Annualized.

See notes to financial statements.

16

Six Months Ended
February 28, 2011			Year Ended August 31,
Class I Shares	(Unaudited)	2010	2009	2008	2007[a]	2006
Per Share Data ($):
Net asset value,
beginning of period	26.94	22.55	25.54	28.08	23.71	22.97
Investment Operations:
Investment (loss)—net[b]	(.05)	(.20)	(.07)	(.06)	(.11)	(.08)
Net realized and unrealized
gain (loss) on investments	8.63	4.59	(2.92)	(2.48)	4.48	.79
Total from Investment Operations	8.58	4.39	(2.99)	(2.54)	4.37	.71
Capital contribution by Manager	—	—	—	—	—	.03
Net asset value, end of period	35.52	26.94	22.55	25.54	28.08	23.71
Total Return (%)	31.85[c]	19.47	(11.71)	(9.04)	18.43	3.22[d]
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.98[e]	1.19	1.28	1.24	1.08	.82
Ratio of net expenses
to average net assets	.98[e]	1.19	1.24	1.16	1.04	.82
Ratio of net investment (loss)
to average net assets	(.35)[e]	(.76)	(.39)	(.22)	(.44)	(.36)
Portfolio Turnover Rate	49.08[c]	110.92	122.48	126.37	28.80	48.26
Net Assets, end of period
($ x 1,000)	16,344	3,782	2,350	21,889	5,458	4,612

a	Effective June 1, 2007, Class R shares were redesignated as Class I shares.
b	Based on average shares outstanding at each month end.
c	Not annualized.
d	If capital contribution had not been made by the Manager, total return for the year ended August 31, 2006 would have been 3.08%.
e	Annualized.

See notes to financial statements.

The Fund 17

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

DreyfusTechnology Growth Fund (the “fund”) is a separate diversified series of Advantage Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company that offers thirteen series, including the fund. The fund’s investment objective is to seek capital appreciation.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue 500 million shares of $.001 par value Common Stock.The fund currently offers four classes of shares: Class A (200 million shares authorized), Class B (100 million shares authorized), Class C (100 million shares authorized) and Class I (100 million shares authorized). Class A shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. The fund no longer offers Class B shares, except in connection with dividend reinvestment and permitted exchanges of Class B shares. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class I shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

18

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications.The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assis-

The Fund 19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

tance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

20

The following is a summary of the inputs used as of February 28, 2011 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Investments in Securities:
Equity Securities—
Domestic†	366,306,751	—	—	366,306,751
Equity Securities—
Foreign†	8,173,494	—	—	8,173,494
Limited Partnership
Interests†	—	—	1,502,113	1,502,113
Mutual Funds	69,341,450	—	—	69,341,450

† See Statement of Investments for additional detailed categorizations.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in
Limited Partnership
Interests ($)
Balance as of 8/31/2010	1,854,217
Realized gain (loss)	1,021,103
Change in unrealized appreciation (depreciation)	289,192
Net purchases (sales)	(1,662,399)
Transfers in and/or out of Level 3	—
Balance as of 2/28/2011	1,502,113
The amount of total gains (losses) for the period
included in earnings attributable to the change in
unrealized gains (losses) relating to investments
still held at 2/28/2011	289,192

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about FairValue Measurements”. The portions of ASU No. 2010-06 which require reporting entities to prepare new disclosures surrounding amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements

The Fund 21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

that fall in either Level 2 or Level 3 have been adopted by the fund. No significant transfers between Level 1 or Level 2 fair value measurements occurred at February 28, 2011.The remaining portion of ASU No. 2010-06 requires reporting entities to make new disclosures about information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements. These new and revised disclosures are required to be implemented for fiscal years beginning after December 15, 2010. Management is currently evaluating the impact that the adoption of this remaining portion of ASU No. 2010-06 may have on the fund’s financial statement disclosures.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement dates, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on investments are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus,

22

the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended February 28, 2011, The Bank of New York Mellon earned $7,075 from lending portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

The fund may invest in shares of certain affiliated investment companies also advised or managed by Dreyfus. Investments in affiliated investment companies for the period ended February 28, 2011 were as follows:

Affiliated
Investment            Value                                                                                          Value                    Net
Company            8/31/2010 ($)                Purchases ($)            Sales ($)             2/28/2011 ($)          Assets (%)

Dreyfus
Institutional
Preferred
Plus Money
Market Fund       10,784,000                    102,029,000           96,017,000          16,796,000                4.3

Dreyfus
Institutional
Cash
Advantage
Fund                  10,791,457                    203,797,970           162,043,977        52,545,450                13.4
Total                   21,575,457                   305,826,970           258,060,977        69,341,450                17.7

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid

The  Fund  23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended February 28, 2011, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the three-year period ended August 31, 2010 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The fund has an unused capital loss carryover of $162,082,226 available for federal income tax purposes subject to annual limitations on the utilization pursuant to Section 382 of the Internal Revenue Code. If not applied, $72,980,095 of the carryover expires in fiscal 2011, $73,225,503 expires in fiscal 2012, $15,159,711 expires in fiscal 2017 and $716,917, expires in fiscal 2018.

The tax character of current year distributions, if any, will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York

24

Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended February 28, 2011, the fund did not borrow under the Facilities.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.

During the period ended February 28, 2011, the Distributor retained $11,697 from commissions earned on sales of the fund’s Class A shares and $2,274 and $581 from CDSCs on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .75% of the value of the average daily net assets of Class B and Class C shares. During the period ended February 28, 2011, Class B and Class C shares were charged $8,799 and $107,968, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents.

The Fund 25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

During the period ended February 28, 2011, Class A, Class B and Class C shares were charged $386,652, $2,933 and $35,989, respectively, pursuant to the Shareholder Services Plan.

The fund compensates DreyfusTransfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended February 28, 2011, the fund was charged $162,792 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended February 28, 2011, the fund was charged $27,818 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations. These fees were partially offset by earnings credits of $1,944.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended February 28, 2011, the fund was charged $11,369 pursuant to the custody agreement.

During the period ended February 28, 2011, the fund was charged $3,197 for services performed by the Chief Compliance Officer.

The components of “Due toThe Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $228,052, Rule 12b-1 distribution plan fees $20,045, shareholder services plan fees $73,111, custodian fees $10,000, chief compliance officer fees $1,433 and transfer agency per account fees $54,320.

26

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended February 28, 2011 amounted to $192,571,799 and $160,157,129, respectively.

The provisions of ASC Topic 815 “Derivatives and Hedging” require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements.The fund held no derivatives during the period ended February 28, 2011.

At February 28, 2011, accumulated net unrealized appreciation on investments was $75,635,804, consisting of $80,610,140 gross unrealized appreciation and $4,974,336 gross unrealized depreciation.

At February 28, 2011, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

The Fund 27

NOTES

For More Information

Telephone Call your financial representative or 1-800-554-4611

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

© 2011 MBSC Securities Corporation

Item 2.      Code of Ethics.

                  Not applicable.

Item 3.      Audit Committee Financial Expert.

                  Not applicable.

Item 4.      Principal Accountant Fees and Services.

                  Not applicable.

Item 5.      Audit Committee of Listed Registrants.

                  Not applicable.

Item 6.      Investments.

(a)              Not applicable.

Item 7.      Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                  Not applicable.

Item 8.      Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.      Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                  Not applicable.  [CLOSED END FUNDS ONLY]

Item 10.    Submission of Matters to a Vote of Security Holders.

                  There have been no material changes to the procedures applicable to Item 10.

Item 11.    Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

3

Item 12.    Exhibits.

(a)(1)   Not applicable.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

4

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Advantage Funds, Inc.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	April 26, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	April 26, 2011

By: /s/ James Windels
James Windels, Treasurer
Date:	April 26, 2011

5

EXHIBIT INDEX

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)

6